EXHIBIT 10.40


                            AMB PROPERTY CORPORATION
                                INDUSTRIAL LEASE

1. Basic Provisions ["Basic Provisions").

      1.1 PARTIES: This Lease ("Lease") dated December 6, 1999, is made by and between AMB Property, L.P., a Delaware limited partnership, ("Landlord") and FMI Int'l (West) LLC, a Delaware limited liability company ("Tenant") (collectively, the "Parties" or individually, a "Party").

      1.2 PREMISES: The premises ("Premises"), which are the subject of this Lease, are located in the industrial center commonly known as WILMINGTON AVENUE DISTRIBUTION (the "Industrial Center") and are more commonly known as 22351 Wilmington Avenue, Carson, California 90745. The Premises are:

            [X] Approximately 315,000 square feet of space, plus the parking area as depicted on Exhibit A. This space is a part of the building ("Building") which is also identified on Exhibit A.

                                       or

            [ ] All of the building ("Building") identified on Exhibit A, consisting of approximately ____________ square feet.

If the Premises are all of the Building, there shall, for purposes of this Lease, be no distinction between the words "Premises" or "Building." Tenant shall have nonexclusive rights to the Common Areas (as defined in Paragraph 2.2 below) but shall not have any rights to the roof, exterior walls, or utility raceways of the Building or to any other buildings in the Industrial Center. The Industrial Center consists of the Premises, the Building, the Common Areas, the land upon which they are located, and all other buildings and improvements within the boundaries of the Industrial Center.

      1.3 TERM: Seven (7) years and one (1) month ("Term") commencing the later of April 1, 2000 or substantial completion of tenant improvements by Landlord ("Commencement Date") and ending seven (7) years and one (1) month after the Commencement Date ("Expiration Date").

      1.4 BASE RENT: $141,750.00 per month ("Base Rent"), $141,750.00 is payable on March 1, 2000 for the second month of the Lease term, the first month of the Lease term being free of Base Rent.

      1.5 TENANT'S SHARE OF OPERATING EXPENSES ("Tenant's Share"):

          (a)   Common Area Operating Expenses           100%
          (b)   Building Operating Expenses              100%

      1.6 TENANT'S ESTIMATED MONTHLY RENT PAYMENT: Following is the estimated monthly Rent payment to Landlord pursuant to the provisions of this Lease. This estimate is made at the inception of the Lease and is subject to adjustment pursuant to the provisions of this Lease:

          (a)    Base Rent (Paragraph 4.1)              $ 141,750.00
          (b)    Operating Expenses (Paragraph 4.2,
                 Excluding Real Property Taxes,
                 Landlord Insurance, and HVAC)          $   2,375.00

          (c)    Landlord Insurance (Paragraph 8.3)     $  1, 102.00
          (d)    Real Property Taxes (Paragraph 10)     $  14,018.00
          (e)    HVAC maintenance (Paragraph 4.2)       $     125.00

                 Estimated Monthly Payment                           $159,370.00

      1.7 SECURITY DEPOSIT: $600,000.00 by an irrevocable letter of credit ("LC") in Landlord's favor in form and substance and from a financial institution acceptable to Landlord ("Security Deposit"). Notwithstanding the foregoing, if Tenant has not been in default beyond any applicable cure period in any prior period of the term of the Lease, the amount of the LC shall be reduced to $450,000.00 for months 31-60 of the term of the Lease and reduced to $300,000.00 for months 61-84 of the term of the Lease.

      l.8 PERMITTED USE ("Permitted Use"): GENERAL OFFICE, WAREHOUSE, DISTRIBUTION AND STORAGE OF OCEAN CONTAINERS, STORAGE CONTAINERS, TRUCK DRIVERS' PERSONAL VEHICLES AND TRACTORS OUTSIDE OF THE BUILDING, PROVIDED SUCH USES ARE IN COMPLIANCE WITH ALL LAWS AND FOR NO OTHER USE.

      1.9 GUARANTOR: FASHION MARKETING INC., A NEW JERSEY CORPORATION, AND FASHION MARKETING LLC, A DELAWARE LIMITED LIABILITY COMPANY

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      1.10 ADDENDA: Attached hereto are the following Addenda, all of which constitute a part of this Lease:

           (a)   Addendum:   TENANT IMPROVEMENT ADDENDUM
           (b)   Addendum:   RENT ADJUSTMENT ADDENDUM
           (c)   Addendum:   OPTION TO EXTEND
           (d)   Addendum:   EARLY POSSESSION AND INDUCEMENT RECAPTURE ADDENDUM
           (e)   Addendum:   RENT ABATEMENT ADDENDUM

      l.11 EXHIBITS: Attached hereto are the following Exhibits, all of which constitute a part of this Lease:

           Exhibit A:   Description of Premises.
           Exhibit B:   Commencement Date Certificate.
           Exhibit C:   Estoppel Certificate
           Exhibit D:   Hazardous Substances Questionnaire

      1.12 ADDRESS FOR RENT PAYMENTS: All amounts payable by Tenant to Landlord shall, until further notice from Landlord, be paid to AMB Property Corporation at the following address:

           AMB Property, L.P.
           Box 842524
           Dallas Texas 75284-2524


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                                TABLE OF CONTENTS

                                                                            PAGE

1.  BASIC PROVISIONS                                                         1
    1.1     Parties                                                          1
    1.2     Premises                                                         1
    1.3     Term                                                             1
    1.4     Base Rent                                                        1
    1.5     Tenant's Share of Operating Expenses                             1
    1.6     Tenant's Estimated Monthly Rent Payment                          1
    1.7     Security Deposit                                                 1
    1.8     Permitted Use                                                    1
    1.9     Guarantor                                                        1
    1.10    Addenda                                                          1
    1.11    Exhibits                                                         2
    1.12    Address for Rent Payments                                        2
2.  PREMISES AND COMMON AREAS                                                3
    2.1     Letting                                                          3
    2.2     Common Areas - Definition                                        3
    2.3     Common Areas - Tenant's Rights                                   3
    2.4     Common Areas - Rules and Regulations                             3
    2.5     Common Area Changes                                              3
3.  TERM                                                                     3
    3.1     Term                                                             3
    3.2     Delay in Possession                                              3
    3.3     Commencement Date Certificate                                    3
4.  RENT                                                                     3
    4.1     Base Rent                                                        3
    4.2     Operating Expenses                                               4
5.  SECURITY DEPOSIT                                                         5
6.  USE                                                                      5
    6.1     Permitted Use                                                    5
    6.2     Hazardous Substances                                             5
    6.3     Tenant's Compliance with Requirements                            6
    6.4     Inspection: Compliance with Law                                  6
7.  MAINTENANCE, REPAIRS, TRADE FIXTURES, AND ALTERATIONS                    6
    7.1     Tenant's Obligations                                             6
    7.2     Landlord's Obligations                                           7
    7.3     Alterations                                                      7
    7.4     Surrender/Restoration                                            7
8.  INSURANCE; INDEMNITY                                                     7
    8.1     Payment of Premiums                                              7
    8.2     Tenant's Insurance                                               7
    8.3     Landlord's Insurance                                             7
    8.4     Waiver of Subrogation                                            7
    8.5     Indemnity                                                        8
    8.6     Exemption of Landlord from Liability                             8
9.  DAMAGE OR DESTRUCTION                                                    8
    9.1     Termination Right                                                8
    9.2     Damage Caused by Tenant                                          8
10. REAL PROPERTY TAXES                                                      8
    10.1    Payment of Real Property Taxes                                   8
    10.2    Real Property Tax Definition                                     8
    10.3    Additional Improvements                                          9
    10.4    Joint Assessment                                                 9
    10.5    Tenant's Property Taxes                                          9
11. UTILITIES                                                                9
12. ASSIGNMENT AND SUBLETTING                                                9
    12.1    Landlord's Consent Required                                      9
    12.2    Rent Adjustment                                                  9
13. DEFAULT; REMEDIES                                                        9
    13.1    Default                                                          9

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                                TABLE OF CONTENTS

                                                                            PAGE

    13.2    Remedies                                                         10
    13.3    Late Charges                                                     10
14. CONDEMNATION                                                             10
15. ESTOPPEL CERTIFICATE AND FINANCIAL STATEMENTS                            10
    15.1    Estoppel Certificate                                             10
    15.2    Financial Statement                                              11
16. ADDITIONAL COVENANTS AND PROVISIONS                                      11
    16.1    Severability                                                     11
    16.2    Interest on Past-Due Obligations                                 11
    16.3    Time of Essence                                                  11
    16.4    Landlord Liability                                               11
    16.5    No Prior or Other Agreements                                     11
    16.6    Notice Requirements                                              11
    16.7    Date of Notice                                                   11
    16.8    Waivers                                                          11
    16.9    Holdover                                                         11
    16.10   Cumulative Remedies                                              12
    16.11   Binding Effect; Choice of Law                                    12
    16.12   Landlord                                                         12
    16.13   Attorneys' Fees and Other Costs                                  12
    16.14   Landlord's Access; Showing Premises; Repairs                     12
    16.15   Signs                                                            12
    16.16   Termination; Merger                                              12
    16.17   Quiet Possession                                                 12
    16.18   Subordination; Attornment; Non-Disturbance                       12
    16.19   Rules and Regulations                                            13
    16.20   Security Measures                                                13
    16.21   Reservations                                                     13
    16.22   Conflict                                                         13
    16.23   Offer                                                            13
    16.24   Amendments                                                       13
    16.25   Multiple Parties                                                 13
    16.26   Authority                                                        13

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2. Premises and Common Areas.

      2.1 LETTING. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises upon all of the terms, covenants, and conditions, set forth in this Lease. Any statement of square footage set forth in this Lease or that may have been used in calculating Base Rent and/or Operating Expenses is an approximation which Landlord and Tenant agree is reasonable, and the Base Rent and Tenant's Share based thereon is not subject to revision whether or not the actual square footage is more or less.

      2.2 COMMON AREAS - DEFINITION. "Common Areas" are all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center and interior utility raceways within the Premises that are provided and designated by the Landlord from time to time for the general nonexclusive use of Landlord, Tenant, and other tenants of the Industrial Center and their respective employees, suppliers, shippers, tenants, contractors, and invitees.

      2.3 COMMON AREAS - TENANT'S RIGHTS. Landlord hereby grants to Tenant, for the benefit of Tenant and its employees, suppliers, shippers, contractors, customers, and invitees, during the term of this Lease, the nonexclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Landlord under the terms hereof or under the terms of any rules and regulations or covenants, conditions, and restrictions governing the use of the Industrial Center.

      2.4 COMMON AREAS - RULES AND REGULATIONS. Landlord shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend, and enforce reasonable Rules and Regulations with respect thereto in accordance with Paragraph 16.19.

      2.5 COMMON AREA CHANGES. Landlord shall have the right, in Landlord's sole discretion, from time to time:

            (a) To make changes to the Common Areas, including, without limitation, changes in the locations, size, shape, and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways, and utility raceways;

            (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

            (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas;

            (d) To add additional buildings and improvements to the Common
Areas;

            (e) To use the Common Areas while engaged in making additional improvements, repairs, or alterations to the Industrial Center, or any portion thereof; and

            (f) To do and perform such other acts and make such other changes in, to, or with respect to the Common Areas and Industrial Center as Landlord may, in the exercise of sound business judgment, deem to be appropriate.

      Notwithstanding the foregoing or anything to the contrary contained in this Lease, Landlord represents and warrants that there is no Common Area to which this Lease is subject.

3. Term.

      3.1 TERM. The Commencement Date, Expiration Date, and Term of this Lease are as specified in Paragraph 1.3.

      3.2 DELAY IN POSSESSION. If for any reason Landlord cannot deliver possession of the Premises to Tenant by the Commencement Date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder. In such case, Tenant shall not, except as otherwise provided herein, be obligated to pay Rent or perform any other obligation of Tenant under the terms of this Lease until Landlord delivers possession of the Premises to Tenant. The term of the Lease shall commence on the earlier of (a) the date Tenant takes possession of the Premises or (b) 10 days following notice to Tenant that Landlord is prepared to tender possession of the Premises to Tenant. If possession of the Premises is not delivered to Tenant within 60 days after the Commencement Date and such delay is not due to Tenant's acts, failure to act, or omissions, Tenant may by notice in writing to Landlord within 10 days after the end of said 60-day period cancel this Lease and the parties shall be discharged from all obligations hereunder. If such written notice of Tenant is not received by Landlord within said 10-day period, Tenant's right to cancel this Lease shall terminate. The term "possession" as used in this Paragraph 3.2 shall mean possession by Tenant other than for the performance of any inspections and any work performed by Tenant as provided herein prior to the Commencement Date.

      3.3 COMMENCEMENT DATE CERTIFICATE. At the request of Landlord, Tenant shall execute and deliver to Landlord a completed certificate ("Commencement Date Certificate") in the form attached hereto as Exhibit B.

4. Rent.

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      4.1 BASE RENT. Tenant shall pay to Landlord Base Rent and other monetary obligations of Tenant to Landlord under the terms of this Lease (such other monetary obligations are herein referred to as "Additional Rent") in lawful money of the United States, without offset or deduction, in advance on or before the first day of each month. Base Rent and Additional Rent for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and Additional Rent shall be made to Landlord at its address stated herein or to such other persons or at such other addresses as Landlord may from time to time designate in writing to Tenant. Base Rent and Additional Rent are collectively referred to as "Rent." All monetary obligations of Tenant to Landlord under the terms of this Lease are deemed to be Rent.

      4.2 OPERATING EXPENSES. Tenant shall pay to Landlord on the first day of each month during the term hereof, in addition to the Base Rent, Tenant's Share of all Operating Expenses in accordance with the following provisions:

            (a) "Operating Expenses" are all costs incurred by Landlord in accordance with the provisions of this Lease relating to the ownership and operation of the Industrial Center, Building, and Premises including, but not limited to, the following:

                  (i) The operation, repair, maintenance, and replacement in neat, clean, good order, and condition of the Common Areas, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, drainage systems, lighting facilities, fences and gates, exterior signs, and tenant directories; however, Operating Expenses shall exclude the costs of improvements and/or replacements, as well as the removal of asbestos or other Hazardous Substances and the purchase or leasing of any machinery, equipment, vehicles, supplies, or the like, that, under generally accepted accounting principles consistently applied, are required to be capitalized on the books and records of Landlord (collectively, "Capital Items"), and excluding the costs of rendering the Common Areas in compliance with the Americans with Disabilities Act ("ADA"), to the extent that same shall not be in compliance therewith as of the Commencement Date.

                  (ii) Water, gas, electricity, telephone, and other utilities servicing the Common Areas; however, the rates charged by Landlord to Tenant shall not exceed those that would have been payable by Tenant to the public utility company furnishing such services, if such services were instead furnished directly to Tenant.

                  (iii) Trash disposal, janitorial services, snow removal, property management, and security services.

                  (iv) Reserves set aside for maintenance, repair, and replacement of the Common Areas and Building, except that notwithstanding Paragraph 6.4 herein reserves for environmental monitoring and/or insurance programs, not caused by or arising out of Tenant's use of the Premises shall not be included in reserves.

                  (v) Real Property Taxes.

                  (vi) Premiums for the insurance policies maintained by Landlord under Paragraph 8 hereof.

                  (vii) Monthly amortization of capital improvements or Capital Item to the Common Areas and the Building. The monthly amortization of any given capital improvement or Capital Item shall be the sum of the (a) quotient obtained by dividing the cost of the capital improvement by the number of months of useful life of such improvement as determined by generally accepted accounting principles consistently applied plus (b) an amount equal to the cost of the capital improvement times 1/12 of the lesser of 12% or the maximum annual interest rate permitted by law.

                  (viii) Maintenance of the Building including, but not limited to, painting, caulking and repair of Building components, including, but not limited to, roof, elevators, and fire detection and sprinkler systems.

                  (ix) Maintenance and repair of heating, ventilating, and air conditioning systems ("HVAC").

                  (x) If Tenant fails to maintain the Premises in accordance with the terms of the Lease, any expense incurred by Landlord for such maintenance.

            (b) Tenant's Share of Operating Expenses that are not specifically attributed to the Premises or Building ("Common Area Operating Expenses") shall be that percentage shown in Paragraph 1.5(a). Tenant's Share of Operating Expenses that are attributable to the Building ("Building Operating Expenses") shall be that percentage shown in Paragraph 1.5(b). Landlord in its sole discretion shall determine which Operating Expenses are Common Area Operating Expenses, Building Operating Expenses, or expenses to be entirely borne by Tenant.

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            (c) Unless costs for such items are included in calculating
Operating Expenses, the inclusion of the improvements, facilities, and services set forth in Subparagraph 4.2(a) shall not impose any obligation upon Landlord either to have said improvements or facilities or to provide those services.

            (d) Tenant shall pay monthly in advance, on the same day that the Base Rent is due, Tenant's Share of estimated Operating Expenses and HVAC maintenance costs in the amount set forth in Paragraph 1.6. Landlord shall deliver to Tenant within 90 days after the expiration of each calendar year a reasonably detailed statement showing Tenant's Share of the actual Operating Expenses incurred during the preceding year. Within thirty (30) days of receipt by Landlord of Tenant's written request for the following, Landlord shall supply to Tenant a statement showing (i) the actual amount of Building Operating Expenses, Common Area Operating Expenses and Real Property Taxes (collectively "Expenses") for the past calendar year, (ii) a reasonably detailed breakdown of such Expenses; (iii) the amount of any overpayment to be credited to Tenant (if the sum of the Estimated Operating Expenses made during such calendar year exceeded the actual Operating Expenses with respect to such calendar year) or the amount of any deficiency payable by Tenant to Landlord (if the actual Operating Expenses with respect to a calendar year shall exceed the sum of the estimated Operating Expenses made during such calendar year). If Tenants estimated payments under this Paragraph 4(d) during the preceding year exceed Tenant's Share as indicated on said statement, Tenant shall be credited the amount of such overpayment against Tenant's Share of Operating Expenses next becoming due. If Tenant's estimated payments under this Paragraph 4.2(d) during said preceding year were less than Tenant's Share as indicated on said statement, Tenant shall pay to Landlord the amount of the deficiency within 10 days after delivery by Landlord to Tenant of said statement. At any time Landlord may adjust the amount of the estimated Tenant's Share of Operating Expenses and HVAC maintenance costs to reflect Landlord's estimate of such expenses for the year.

            (e) Notwithstanding the foregoing, Operating Expenses shall not include (i) interest and amortization on mortgages and deeds of trust and other debt costs on real estate or ground lease payments, if any; depreciation of buildings and other improvements (except for amortization of capital improvements or Capital Items as provided herein or any depreciation allowed by generally accepted accounting principles consistently applied for the ownership of industrial real property), or costs of any items to the extent Landlord receives reimbursement from insurance proceeds or from a third party (such proceeds to be deducted from Operating Costs in the year in which received);
(ii) corporation, inheritance, estate, succession, transfer, realty transfer gains tax, gift, franchise, income or profit taxes (whether gross or net) imposed upon Landlord to the extent such taxes are not in lieu of real property taxes; penalties or interest on taxes caused by the failure of Landlord to make timely payment, provided such failure to make timely payment was not a result of Tenant's failure to make timely payment of Tenant's Share of Operating Costs or, if assessed separately, real property taxes to Landlord; and mortgage lien taxes, documentary stamp taxes, recording fees or the like; (iii) costs of governmental compliance prior to Tenant's acceptance of possession of the Premises (including, without limitation, with respect to the Americans with Disabilities Act), remediation of hazardous materials not caused by Tenant or as a result of Tenant's use or occupancy of the Premises. Further notwithstanding the foregoing, Landlord shall, at its sole cost and expense, replace the roof structure, the heating ventilating and air conditioning system and fire sprinkler at such time as replacement is required in Landlord's reasonable judgment and provided such replacement has not been primarily caused by Tenant's failure to maintain such systems.

      4.3 BOOKS AND RECORDS; AUDIT. Landlord shall keep reasonably complete and accurate books and records showing all Operating Expenses in accordance with generally accepted accounting principles consistently applied, which books and records shall be maintained and segregated on a year-to-year basis. Tenant shall have the right to dispute in writing any specific item or items on any statement of Operating Expenses submitted by Landlord to Tenant pursuant to Paragraph 4.2(d) above at any time during the period commencing upon the date upon which such statement is submitted to Tenant and expiring, absent fraud, within one (1) year thereafter ("Dispute Period"). Upon submission of a written dispute by Tenant, if Landlord and Tenant cannot resolve such dispute within fifteen (15) days of submission of such dispute to Landlord, Tenant may audit or have audited Landlord's books and records relating to the disputed item(s). Such audit shall take place within sixty (60) days of submission of such dispute to Landlord at the place where Landlord's books and records are maintained upon at least ten
(10) business days' notice ("Audit Notice") to Landlord by Tenant. Such audit shall take place during Landlord's normal business hours. The Audit Notice shall include a detailed list of those items of Operating Expenses which Tenant is disputing and

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wishes to audit. In the event Tenant's audit discloses discrepancies, the appropriate adjustments shall be made in Tenant's or Landlord's favor, as the case may be. If such discrepancies are in excess of three (3%) percent in Tenant's favor, Landlord shall reimburse Tenant for the cost of such audit and pay Tenant interest at the maximum legal rate on the amount of such discrepancy. If such discrepancies are in Landlord's favor, Tenant shall reimburse Landlord for its costs in complying with Tenant's audit request. If Tenant fails to dispute in writing, any item(s) within the Dispute Period, the statement for that period shall be deemed final and conclusive and not subject to dispute or audit. Landlord's and Tenant's obligations under this Paragraph 4.3 shall survive the expiration or termination of the term.

5. Security Deposit. Tenant shall deposit with Landlord upon Tenant's execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Tenant's faithful performance of Tenant's obligations under this Lease. If Tenant fails to pay Base Rent or Additional Rent or otherwise defaults under this Lease (as defined in Paragraph 13.1), Landlord may use the Security Deposit for the payment of any amount due Landlord or to reimburse or compensate Landlord for any liability, cost, expense, loss, or damage (including attorneys' fees) which Landlord may suffer or incur by reason thereof. Tenant shall on demand pay Landlord the amount so used or applied so as to restore the Security Deposit to the amount set forth in Paragraph 1.7. Landlord shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Landlord shall, at the expiration or earlier termination of the term hereof and after Tenant has vacated the Premises, return to Tenant that portion of the Security Deposit not used or applied by Landlord. No part of the Security Deposit shall be considered to be held in trust, to bear interest, or to be prepayment for any monies to be paid by Tenant under this Lease.

6. Use.

      6.1 PERMITTED USE. Tenant shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.8. Tenant shall not commit any nuisance, permit the emission of any objectionable noise or odor, suffer any waste, make any use of the Premises which is contrary to any law or ordinance, or which will invalidate or increase the premiums for any of Landlord's insurance. Tenant shall not service, maintain, or repair vehicles on the Premises, Building, or Common Areas. Tenant shall not store foods, pallets, drums, or any other materials outside the Premises. Notwithstanding the foregoing, Tenant may perform basic preventative maintenance ("Maintenance") of tractors, trailers and warehouse equipment. Maintenance shall be deemed to mean tractor, trailer and forklift oil changes and grease maintenance, tire and brake replacement and light repairs which shall in no event include engine, transmission or drivetrain overhauls or rebuilding. All maintenance shall be performed by Tenant in the area of the Premises which has been cross-hatcheted and identified as "Maintenance Area" on Exhibit A which is attached to this Lease.

      6.2 HAZARDOUS SUBSTANCES.

            (a) REPORTABLE USES REQUIRE CONSENT. The term, "Hazardous Substance," as used in this Lease, shall mean any product, substance, chemical, material, or waste (including, without limitation, asbestos in any of its forms) whose presence, nature, quantity, and/or intensity of existence, use, manufacture, disposal, transportation, spill, release, or effect, either by itself or in combination with other materials expected to be on the Premises, the Common Areas and the Building is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority or any substance defined as a "hazardous substance" under the Comprehensive Environmental Response Compensation and Liability Act, 41 U.S.C. 9601 ET. SEQ., as amended ("CERCLA"); or (iii) a basis for potential liability of Landlord to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil, or any products or by-products thereof. Tenant shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Landlord and compliance in a timely manner (at Tenant's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration, or business plan is required to be filed with, any governmental authority, and (iii) the presence in, on, or about the Premises of a Hazardous Substance with respect to which any Applicable Requirements require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Tenant may, without Landlord's prior consent, but upon notice to Landlord and in

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compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Tenant in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage, or expose Landlord to any liability therefor. In addition, Landlord may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Tenant upon Tenant's giving Landlord such additional assurances as Landlord, in its reasonable discretion, deems necessary to protect itself, the public, the Premises, and the environment against damage, contamination, injury, and/or liability therefor, including but not limited to the installation (and, at Landlord's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit.

            (b) DUTY TO INFORM LANDLORD. Except as disclosed herein, if Tenant knows, or has reasonable cause to believe, that a Hazardous Substance is located in, under, or about the Premises or the Building, Tenant shall immediately give Landlord written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to such Hazardous Substance. Tenant shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

            (c) INDEMNIFICATION. Tenant shall indemnify, protect, defend, and hold Landlord, Landlord's affiliates, Lenders, and the officers, directors, shareholders, partners, employees, managers, independent contractors, attorneys, and agents of the foregoing ("Landlord Entities") and the Premises harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits, and reasonable attorneys' and consultants' fees arising out of or involving any Hazardous Substance on or brought onto the Premises by or for Tenant or by any of Tenant's employees, agents, contractors, servants, visitors, suppliers, or invitees (such employees, agents, contractors, servants, visitors, suppliers, and invitees as herein collectively referred to as "Tenant Entities"). Tenant's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property, or the environment created or suffered by Tenant, and the cost of investigation (including consultants' and reasonable attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved. Tenant's obligations under this Paragraph 6.2(c) shall survive the Expiration Date or earlier termination of this Lease.

      6.3 TENANT'S COMPLIANCE WITH REQUIREMENTS. Except as otherwise provided in this Lease, Tenant shall, at Tenant's sole cost and expense, fully, diligently, and in a timely manner comply with all "Applicable Requirements," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements, and restrictions of record and other requirements of the various governmental departments and subdivisions having jurisdiction over the operations of Tenant's business at the Premises, permits, the requirements of any applicable fire insurance underwriter or rating bureau licensed by the State of California, and the recommendations of Landlord's engineers and/or consultants, relating in any manner to Tenant's use and/or occupancy of the Premises (including but not limited to matters pertaining to (a) industrial hygiene, (b) environmental conditions on, in, under, or about the Premises, including soil and groundwater conditions, and (c) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Tenant shall, within 5 days after receipt of Landlord's written request, provide Landlord with copies of all documents and information evidencing Tenant's compliance with any Applicable Requirements, and shall immediately upon receipt notify Landlord in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint, or report pertaining to or involving failure by Tenant or the Premises to comply with any Applicable Requirements.

      6.4 INSPECTION; COMPLIANCE WITH LAW. In addition to Landlord's environmental monitoring and insurance program, the cost of which is included in Operating Expenses, Landlord and the holders of any mortgages, deeds of trust, or ground leases on the Premises ("Lenders") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, upon reasonable prior notice, for the purpose of inspecting the condition of the Premises and for verifying compliance by Tenant with this Lease and all Applicable Requirements. Landlord shall be entitled to employ experts and/or consultants in connection therewith to advise Landlord with respect to Tenant's installation, operation, use,

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monitoring, maintenance, or removal of any Hazardous Substance on or from the
Premises. The cost and expenses of any such inspections shall be paid by the party requesting same unless a violation of Applicable Requirements exists or is imminent, or the inspection is requested or ordered by a governmental authority. If such inspection has been requested by Tenant or by Landlord because of some action of Tenant regarding Tenant's use or storage of any Hazardous Substance, Tenant shall upon request reimburse Landlord or Landlord's Lender, as the case may be, for the costs and expenses of such inspections.

7. Maintenance, Repairs, Trade Fixtures and Alterations.

      7.1 TENANT'S OBLIGATIONS. Subject to the provisions of Paragraph 7.2 (Landlord's Obligations), Paragraph 9 (Damage or Destruction), and Paragraph 14 (Condemnation), Tenant shall, at Tenant's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition, and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonable or readily accessible to Tenant and whether or not the need for such repairs occurs as a result of Tenant's use, any prior use, the elements, or the age of such portion of the Premises) including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connectors if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Landlord pursuant to Paragraph 7.2 below. Tenant's obligations shall include restorations, replacements, or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition, and state of repair.

      7.2 LANDLORD'S OBLIGATIONS. Subject to the provisions of Paragraph 6
(Use), Paragraph 7.1 (Tenant's Obligations), Paragraph 9 (Damage or Destruction), and Paragraph 14 (Condemnation), Landlord, at its expense and not subject to the reimbursement requirements of Paragraph 4.2, shall keep in good order, condition, and repair the roof structure, foundations and exterior walls of the Building and utility systems within the Industrial Center. Landlord, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition, and repair the air conditioning systems servicing the Premises, Building roof membrane, and Common Areas.

      7.3 ALTERATIONS. Tenant shall not make nor cause to be made any alterations or installations in, on, under, or about the Premises.

      7.4 SURRENDER/RESTORATION. Tenant shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition, and state of repair, ordinary wear and tear excepted. Without limiting the generality of the above, Tenant shall remove all personal property, trade fixtures, and floor bolts, patch all floors, and cause all lights to be in good operating condition.

8. Insurance; Indemnity.

      8.1 PAYMENT OF PREMIUMS. The cost of the premiums for the insurance policies maintained by Landlord under this Paragraph 8 shall be a Common Area Operating Expense reimbursable pursuant to Paragraph 4.2 hereof. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date and Expiration Date.

      8.2 TENANT'S INSURANCE.

            (a) At its sole cost and expense, Tenant shall maintain in full force and effect during the Term of the Lease the following insurance coverages insuring against claims which may arise from or in connection with the Tenant's operation and use of the Premises.

                  (i) Commercial General Liability insurance with minimum limits of $1,000,000 per occurrence and $3,000,000 general aggregate for bodily injury, personal injury, and property damage. If required by Landlord, liquor liability coverage will be included. Such insurance shall be endorsed to include Landlord and Landlord Entities as additional insureds, shall be primary and noncontributory with any Landlord insurance, and shall provide severability of interests between or among insureds.

                  (ii) Workers' Compensation insurance with statutory limits and Employers Liability with a $1,000,000 per accident limit for bodily injury or disease.

                  (iii) Automobile Liability insurance covering all owned, nonowned, and hired vehicles with a $1,000,000 per accident limit for bodily injury and property damage.

                  (iv) Property insurance against "all risks" at least as broad as the current ISO Special Form policy, including earthquake and flood, for loss to any tenant improvements or betterments, floor and wall coverings, and business personal property on a full insurable replacement cost basis with no coinsurance clause, and Business Income insurance covering at least six months of loss of income and continuing expense.

            (b) Tenant shall deliver to Landlord certificates of all insurance reflecting evidence of required coverages prior to initial occupancy, and annually thereafter.

            (c) If, in the reasonable opinion of Landlord's insurance advisor, the amount or scope of such coverage is deemed inadequate at any time during the Term, Tenant shall increase such coverage to such reasonable amounts or scope as Landlord's advisor deems adequate.

            (d) All insurance required under Paragraph 8.2 (i) shall be issued by insurers licensed to do business in the state in which the Premises are located and which are rated A:VII or better by Best's Key Rating Guide and (ii) shall be endorsed to provide at least 30-days prior notification of cancellation or material change in coverage to said additional insureds.

      8.3 LANDLORD'S INSURANCE. Landlord may, but shall not be obligated to, maintain "all risks" coverage as broad as the current ISO Special Form policy, including earthquake and flood, covering the buildings within the Industrial Center, the Common Areas and the Building, Commercial General Liability insurance, and such other insurance in such amounts and covering such other liability or hazards as deemed appropriate by Landlord. The amount and scope of coverage of Landlord's insurance shall be determined by Landlord from time to time in its sole but commercially reasonable discretion and shall be subject to such deductible amounts as Landlord may reasonably elect. Landlord shall have the right to reduce or terminate any insurance or coverage.

      8.4 WAIVER OF SUBROGATION. To the extent permitted by law and with permission of their insurance carriers, Landlord and Tenant each waive any right to recover against the other on account of any and all claims Landlord or Tenant may have against the other with respect to property insurance actually carried, or required to be carried hereunder, to the extent of the proceeds realized from such insurance coverage.

      8.5 INDEMNITY. Tenant shall protect, defend, indemnify, and hold Landlord and Landlord Entities harmless from and against any and all loss, claims, liability, or costs (including court costs and attorneys' fees) incurred by reason of:

            (a) any damage to any property (including but not limited to property of any Landlord Entity) or death, bodily, or personal injury to any person occurring in or about the Premises, the Building, or the Industrial Center to the extent that such injury or damage shall be caused by or arise from any actual or alleged act, neglect, fault, or omission by or of Tenant, its agents, servants, employees, invitees, contractors, suppliers, subtenants, or visitors;

            (b) the conduct or management of any work or anything whatsoever done by the Tenant on or about the Premises or from transactions of the Tenant concerning the Premises;

            (c) Tenant's failure to comply with any and all governmental laws, ordinances, and regulations applicable to the condition or use of the Premises or its occupancy; or

            (d) any breach or default on the part of Tenant in the performance of any covenant or agreement to be performed pursuant to this Lease.

            The provisions of this Paragraph 8.5 shall, with respect to any claims or liability accruing prior to such termination, survive the Expiration Date or earlier termination of this Lease.

      8.6 EXEMPTION OF LANDLORD FROM LIABILITY. Except to the extent caused by the gross negligence or willful misconduct of Landlord, Landlord shall not be liable for and Tenant waives any claims against Landlord for injury or damage to the person or the property of Tenant, Tenant Entities, or any other person in or about the Premises, Building, or Industrial Center from any cause whatsoever, including, but not limited to, damage or injury which is caused by or results from (a) fire, steam, electricity, gas, water, or rain, or from the breakage, leakage, seepage, back up of sewers or drains, obstruction, or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning, or lighting fixtures or (b) from the condition of the Premises, other portions of the Building, or Industrial Center. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant of Landlord nor from the failure by Landlord to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Landlord's negligence or breach of this Lease, Landlord shall under no circumstances be liable for injury to Tenant's business, for any loss of income or profit therefrom, or any indirect, consequential, or punitive damages.

      8.7 EXEMPTION OF TENANT FROM LIABILITY. Except to the extent caused by the use of the railroad spur located at the Industrial Center by Tenant or Tenant's Entities, Tenant shall not be liable for and Landlord waives any claims against Tenant for injury or damage to the person or property of Landlord, or any other person in or about the Premises, Building or Industrial Center from any cause whatsoever arising out of or related to the use, maintenance, repair, replacement or presence of such railroad spur at the Industrial Center. Landlord's obligations under this Paragraph 8.7 shall survive the Expiration Date or earlier termination of the Lease

9. Damage or Destruction.

      9.1 TERMINATION RIGHT. Tenant shall give Landlord immediate written notice of any damage to the Premises. Subject to the provisions of Paragraph 9.2, if the Premises or the Building shall be damaged to such an extent that there is substantial interference for a period exceeding 90 consecutive days with the conduct by Tenant of its business at the Premises, Tenant, at any time prior to commencement of repair of the Premises and following 10 days written notice to Landlord, may terminate this Lease effective 30 days after delivery of such notice to Landlord. Such termination shall not excuse the performance by Tenant of those covenants which under the terms hereof survive termination. Rent shall be abated in proportion to the degree of interference during the period that there is such substantial interference with the conduct of Tenant's business at the Premises. Abatement of rent and Tenant's right of termination pursuant to this provision shall be Tenant's sole remedy for failure of Landlord to keep in good order, condition, and repair the foundations and exterior walls of the Building, Building roof, utility systems outside the Building, the Common Areas, and HVAC.

      9.2 DAMAGE, CAUSED BY TENANT. Tenant's termination rights under Paragraph
9.1 shall not apply if the damage to the Premises or Building is the result of any act or omission of Tenant or of any of Tenant's agents, employees, customers, invitees, or contractors ("Tenant Acts"). Any damage resulting from a Tenant Act shall be promptly repaired by Tenant. Landlord at its option may at Tenant's expense repair any damage caused by Tenant Acts. Tenant shall continue to pay all rent and other sums due hereunder and shall be liable to Landlord for all damages that Landlord may sustain resulting from a Tenant Act.

10. Real Property Taxes.

      10.1 PAYMENT OF REAL PROPERTY TAXES. Landlord shall pay the Real Property Taxes due and payable during the term of this Lease on the entire assessor's parcel on which the Premises are located and, except as otherwise provided in Paragraph 10.3, such payments shall be a Common Area Operating Expense reimbursable pursuant to Paragraph 4.2.

      10.2 REAL PROPERTY TAX DEFINITION. As used herein, the term "Real Property Taxes" is any form of tax or assessment, general, special, ordinary, or extraordinary, imposed or levied upon (a) the Industrial Center or Building, (b) any interest of Landlord in the Industrial Center or Building, (c) Landlord's right to rent or other income from the Industrial Center or Building, and/or (d) Landlord's business of leasing the Premises, Real Property Taxes include (a) any license fee, commercial rental tax, excise tax, improvement bond or bonds, levy, or tax; (b) any tax or charge which replaces or is in addition to any of such above-described "Real Property Taxes," and (c) any fees, expenses, or costs (including attorneys' fees, expert fees, and the like) incurred by Landlord in protesting or contesting any assessments levied or any tax rate. Real Property Taxes for tax years commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date and Expiration Date.

      10.3 ADDITIONAL IMPROVEMENTS. Operating Expenses shall not include Real Property Taxes attributable to improvements placed upon the Industrial Center by other tenants or by Landlord for the exclusive enjoyment of such other tenants. Tenant shall, however, pay to Landlord at the time Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed by reason of improvements placed upon the Premises by Tenant or at Tenant's request.

      10.4 JOINT ASSESSMENT. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed.

      10.5 TENANT'S PROPERTY TAXES. Tenant shall pay prior to delinquency all taxes assessed against and levied upon Tenant's improvements, fixtures, furnishings, equipment, and all personal property of Tenant contained in the Premises or stored within the Industrial Center.

11. Utilities. Tenant shall pay directly for all utilities and services supplied to the Premises, including but not limited to electricity, telephone, security, gas, and cleaning of the Premises, together with any taxes thereon.

12. Assignment and Subletting.

      12.1 LANDLORD'S CONSENT REQUIRED.

            (a) Tenant shall not assign, transfer, mortgage, or otherwise transfer or encumber (collectively, "assign") or sublet all or any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld. Relevant criteria in determining reasonability of consent include, but are not limited to, credit history of a proposed assignee or sublessee, references from prior landlords, any change or intensification of use of the Premises or the Common Areas, and any limitations imposed by the Internal Revenue Code and the Regulations promulgated thereunder relating to Real Estate Investment Trusts. Assignment or sublet shall not release Tenant from its obligations hereunder. Tenant shall not (i) sublet, assign, or enter into other arrangements in which the amounts to be paid by the sublessee or assignee thereunder would be based, in whole or in part, on the income or profits derived by the business activities of the sublessee or assignee; (ii) sublet the Premises or assign this Lease to any person or entity in which Landlord owns an interest, directly or indirectly (by applying constructive ownership rules set forth in Section 856(d)(5) of the Internal Revenue Code (the "Code"); or (iii) sublet the Premises or assign this Lease in any other manner which could cause any portion of the amounts received by Landlord pursuant to this Lease or any sublease to fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or which could cause any other income received by Landlord to fail to qualify as income described in Section 856(c)(2) of the Code. The requirements of this Section
12.1 shall apply to any further subleasing by any subtenant. Notwithstanding the foregoing, in the event of any assignment or subletting to which Landlord consents, Landlord shall receive fifty percent (50%), the event of a sublease, of any rent received by Tenant above the rent then being paid by Tenant to Landlord less any commissions or marketing expense paid by Tenant for such sublease. In addition, Landlord shall receive fifty percent (50%), in the event of an assignment, of any profit derived by Tenant from such assignment less any commissions or marketing expense paid by Tenant for such assignment.

            (b) A change in the control of Tenant shall constitute an assignment requiring Landlord's consent. The transfer, on a cumulative basis, of 25% or more of the voting or management control of Tenant shall constitute a change in control for this purpose.

            (c) Notwithstanding the foregoing or anything to the contrary contained in the Lease, without Landlord's consent, at any time, Tenant may sublease or assign all or any portion of the Premises to an affiliate ("Affiliate") that either is controlled by, directly controls, or is under common control with, Tenant.

      12.2 RENT ADJUSTMENT. If, as of the effective date of any permitted assignment or subletting, the then remaining term of this Lease is less than 3 years, Landlord may, as a condition to its consent; (a) require that the amount of the Rent payable under this Lease be adjusted to what is then the market value for property similar to the Premises as then constituted, as determined by Landlord; or (b) terminate the Lease as of the date of assignment or subletting, subject to the performance by Tenant of those covenants which under the terms hereof survive termination.

13. Default; Remedies.

      13.1 DEFAULT. The occurrence of any one of the following events shall constitute an event of default on the part of Tenant ("Default"):

            (a) The abandonment of the Premises by Tenant;

            (b) Failure to pay any installment of Base Rent, Additional Rent, or any other monies due and payable hereunder, said failure continuing for a period of 3 days after the same is due;

            (c) A general assignment by Tenant or any guarantor for the benefit of creditors;

            (d) The filing of a voluntary petition of bankruptcy by Tenant or any guarantor; the filing of a voluntary petition for an arrangement; the filing of a petition, voluntary or involuntary, for reorganization; or the filing of an involuntary petition by Tenant's creditors or guarantors;

            (e) Receivership, attachment, or other judicial seizure of the Premises or all or substantially all of Tenant's assets on the Premises;

            (f) Failure of Tenant to maintain insurance as required by Paragraph 8.2;

            (g) Any breach by Tenant of its covenants under Paragraph 6.2;

            (h) Failure in the performance of any of Tenant's covenants, agreements, or obligations hereunder (except those failures specified as events of Default in other Paragraphs of this Paragraph 13.1 which shall be governed by such other Paragraphs), which failure continues for 10 days after written notice thereof from Landlord to Tenant; provided that, if Tenant has exercised reasonable diligence to cure such failure and such failure cannot be cured within such 10-day period despite reasonable diligence, Tenant shall not be in default under this subparagraph unless Tenant fails thereafter diligently and continuously to prosecute the cure to completion;

            (i) Any transfer of a substantial portion of the assets of Tenant, or any incurrence of a material obligation by Tenant, unless such transfer or obligation is undertaken or incurred in the ordinary course of Tenant's business, or in good faith for equivalent consideration, or with Landlord's consent; and

            (j) The default of any guarantors of Tenant's obligations hereunder under any guaranty of this Lease, or the attempted repudiation or revocation of any such guaranty.

      13.2 REMEDIES. In the event of any Default by Tenant, Landlord shall have any or all of the following remedies:

            (a) TERMINATION. In the event of any Default by Tenant, then in addition to any other remedies available to Landlord at law or in equity and under this Lease, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant:

                  (1) the worth at the time of award of any unpaid Rent and any other sums due and payable which have been earned at the time of such termination; plus

                  (2) the worth at the time of award of the amount by which the unpaid Rent and any other sums due and payable which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

                  (3) the worth at the time of award of the amount by which the unpaid Rent and any other sums due and payable for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

                  (4) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course would be likely to result therefrom, including, without limitation, any costs or expenses incurred by Landlord (i) in retaking possession of the Premises; (ii) in maintaining, repairing, preserving, restoring, replacing, cleaning, the Premises or any portion thereof, including such acts for relating to a new lessee or lessees;
(iii) for leasing commissions; or (iv) for any other costs necessary or appropriate to relet the Premises; plus

                  (5) such reasonable attorneys' fees incurred by Landlord as a result of a Default, and costs in the event suit is filed by Landlord to enforce such remedy; and plus

                  (6) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law. As used in subparagraphs (1) and (2) above, the "worth at the time of award" is computed by allowing interest at an annual rate equal to twelve percent (12%) per annum or the maximum rate permitted by law, whichever is less. As used in subparagraph (3) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%). Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any Default of Tenant hereunder.

            (b) CONTINUATION OF LEASE. In the event of any Default by Tenant, then in addition to any other remedies available to Landlord at law or in equity and under this Lease, Landlord shall have the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant's Default and abandonment and recover Rent as it becomes due, provided tenant has the right to sublet or assign, subject only to reasonable limitations).

            (c) RE-ENTRY. In the event of any Default by Tenant, Landlord shall also have the right, with or without terminating this Lease, in compliance with applicable law, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.

            (d) RELETTING. In the event of the abandonment of the Premises by Tenant or in the event that Landlord shall elect to re-enter or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided in Paragraph a, Landlord may from time to time, without terminating this Lease, relet the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises. In the event that Landlord shall elect to so relet, then rentals received by Landlord from such reletting shall be applied in the following order: (1) to reasonable attorneys' fees incurred by Landlord as a result of a Default and costs in the event suit is filed by Landlord to enforce such remedies; (2) to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; (3) to the payment of any costs of such reletting; (4) to the payment of the costs of any alterations and repairs to the Premises; (5) to the payment of Rent due and unpaid hereunder; and (6) the residue, if any, shall be held by Landlord and applied in payment of future Rent and other sums payable by Tenant hereunder as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting during any month, which is applied to the payment of Rent hereunder, be less than the Rent payable during the month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

            (e) TERMINATION. No re-entry or taking of possession of the Premises by Landlord pursuant to this Addendum shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of any Default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such Default.

            (f) CUMULATIVE REMEDIES. The remedies herein provided are not exclusive and Landlord shall have any and all other remedies provided herein or by law or in equity.

            (g) NO SURRENDER. No act or conduct of Landlord, whether consisting of the acceptance of the keys to the Premises, or otherwise, shall be deemed to be or constitute an acceptance of the surrender of the Premises by Tenant prior to the expiration of the Term, and such acceptance by Landlord of surrender by Tenant shall only flow from and must be evidenced by a written acknowledgment of acceptance of surrender signed by Landlord. The surrender of this Lease by Tenant, voluntarily or otherwise, shall not work a merger unless Landlord elects in writing that such merger take place, but shall operate as an assignment to Landlord of any and all existing subleases, or Landlord may, at its option, elect in writing to treat such surrender as a merger terminating Tenant's estate under this Lease, and thereupon Landlord may terminate any or all such subleases by notifying the sublessee of its election so to do within five (5) days after such surrender.

            (h) NOTICE PROVISIONS. Tenant agrees that any notice given by Landlord pursuant to Paragraph 13.1 of the Lease shall satisfy the requirements for notice under California Code of Civil Procedure Section 1161, and Landlord shall not be required to give any additional notice in order to be entitled to commence an unlawful detainer proceeding.

      13.3 LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges. Accordingly, if any installment of Rent or other sum due from Tenant shall not be received by Landlord or Landlord's designee within 10 days after such amount shall be due, then, without any requirement for notice to Tenant, Tenant shall pay to Landlord a late charge equal to 5% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's Default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the Premises, or more than 25% of the portion of the Common Areas designated for Tenant's parking, is taken by condemnation, Tenant may, at Tenant's option, to be exercised in writing within 10 days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within 10 days after the condemning authority shall have taken possession), terminate this Lease as of the date the condemning authority takes such possession. If Tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord; provided, however, that Tenant shall be entitled to any compensation, separately awarded to Tenant, for Tenant's relocation expenses and/or loss of Tenant's trade fixtures. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall to the extent of its net severance damages in the condemnation matter, repair any damage to the Premises caused by such condemnation authority. Tenant shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15. Estoppel Certificate and Financial Statements.

      15.1 ESTOPPEL CERTIFICATE. Each party (herein referred to as "Responding Party") shall within 15 calendar days after written notice from the other Party (the "Requesting Party") execute, acknowledge, and deliver to the Requesting Party, to the extent it can truthfully do so, an estoppel certificate in the form attached hereto as Exhibit C, plus such additional information, confirmation, and statements as be reasonably requested by the Requesting Party.

      15.2 FINANCIAL STATEMENT. If Landlord desires to finance, refinance, or sell the Building, Industrial Center, or any part thereof, Tenant and all Guarantors shall deliver to any potential lender or purchaser designated by Landlord such financial statements of Tenant and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Tenant's financial statements for the past 3 years. All such financial statements shall be received by Landlord and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

16. Additional Covenants and Provisions.

      16.1 SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall not affect the validity of any other provision hereof.

      16.2 INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Landlord hereunder not received by Landlord within 10 days following the date on which it was due shall bear interest from the date due at 12% per annum, but not exceeding the maximum rate allowed by law in addition to the late charge provided for in Paragraph 13.3.

      16.3 TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

      16.4 LANDLORD LIABILITY. Tenant, its successors, and assigns shall not assert nor seek to enforce any claim for breach of this Lease against any of Landlord's assets other than Landlord's interest in the Industrial Center. Tenant agrees to look solely to such interest for the satisfaction of any liability or claim against Landlord under this Lease. In no event whatsoever shall Landlord (which term shall include, without limitation, any general or limited partner, trustees, beneficiaries, officers, directors, or stockholders of Landlord) ever be personally liable for any such liability.

      16.5 NO PRIOR OR OTHER AGREEMENTS. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and supersedes all prior or contemporaneous oral or written agreements or understandings.

      16.6 NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand, messenger, or courier service) or may be sent by regular, certified, or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 16.6. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Tenant's taking possessing of the Premises, the Premises shall constitute Tenant's address for the purpose of mailing or delivering notices to Tenant. A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time hereafter designate by written notice to Tenant.

      16.7 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail, the notice shall be deemed given 48 hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or an overnight courier that guarantees next day delivery shall be deemed given 24 hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, provided a copy is also delivered via hand or overnight delivery or certified mail. If notice is received on a Saturday, Sunday, or legal holiday, it shall be deemed received on the next business day.

      16.8 WAIVERS. No waiver by Landlord of a Default by Tenant shall be deemed a waiver of any other term, covenant, or condition hereof, or of any subsequent Default by Tenant of the same or any other term, covenant, or condition hereof.

      16.9 HOLDOVER. Tenant has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. If Tenant holds over with the consent of Landlord: (a) the Base Rent payable shall be increased to 175% of the Base Rent applicable during the month immediately preceding such expiration or earlier termination; (b) Tenant's right to possession shall terminate on 30 days notice from Landlord; and (c) all other terms and conditions of this Lease shall continue to apply. Nothing contained herein shall be construed as a consent by Landlord to any holding over by Tenant. Tenant shall indemnify, defend, and hold Landlord harmless from and against any and all claims, demands, actions, losses, damages, obligations, costs, and expenses, including, without limitation, attorneys' fees incurred or suffered by Landlord by reason of Tenant's failure to surrender the Premises on the expiration or earlier termination of this Lease in accordance with the provisions of this Lease.

      16.10 CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies in law or in equity.

      16.11 BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the Parties, their personal representatives, successors, and assigns, and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

      16.12 LANDLORD. The covenants and obligations contained in this Lease on the part of Landlord are binding on Landlord, its successors, and assigns only during their respective period of ownership of an interest in the Building. In the event of any transfer or transfers of such title to the Building, Landlord (and, in the case of any subsequent transfers or conveyances, the then grantor) shall be concurrently freed and relieved from and after the date of such transfer or conveyance, without any further instrument or agreement, of all liability with respect to the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed.

      16.13 ATTORNEYS' FEES AND OTHER COSTS. If any Party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding shall be entitled to reasonable attorneys' fees. The term "Prevailing Party" shall include, without limitation, a Party who substantially obtains or defeats the relief sought. Landlord shall be entitled to attorneys' fees, costs, and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting breach. Tenant shall reimburse Landlord on demand for all reasonable legal, engineering, and other professional services expenses incurred by Landlord in connection with all requests by Tenant for consent or approval hereunder.

      16.14 LANDLORD'S ACCESS; SHOWING PREMISES; REPAIRS. Landlord and Landlord's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times upon reasonable notice for the purpose of showing the same to prospective purchasers, lenders, or tenants, and making such alterations, repairs, improvements, or additions to the Premises or to the Building, as Landlord may reasonably deem necessary. Landlord may at any time place on or about the Premises or Building any ordinary "For Sale" signs, and Landlord may at any time during the last 180 days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Landlord shall be without abatement of rent or liability to Tenant.

      16.15 SIGNS. Tenant shall not place any signs at or upon the exterior of the Premises or the Building, except that Tenant may, with Landlord's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Tenant's own business so long as such signs are in a location designated by Landlord and comply with sign ordinances and the signage criteria established for the Industrial Center by Landlord.

      16.16 TERMINATION; MERGER. Unless specifically stated otherwise in writing by Landlord, the voluntary or other surrender of this Lease by Tenant, the mutual termination or cancellation hereof, or a termination hereof by Landlord for Default by Tenant, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Landlord shall, in the event of any such surrender, termination, or cancellation, have the option to continue any one or all of any existing subtenancies. Landlord's failure within 10 days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest shall constitute Landlord's election to have such event constitute the termination of such interest.

      16.17 QUIET POSSESSION. Upon payment by Tenant of the Base Rent and Additional Rent for the Premises and the performance of all of the covenants, conditions, and provisions on Tenant's part to be observed and performed under this Lease, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all of the provisions of this Lease.

      16.18 SUBORDINATION: ATTORNMENT; NON-DISTURBANCE.

            (a) SUBORDINATION. This Lease shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or mortgage (collectively, "Mortgage") now or hereafter placed by Landlord upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements, and extensions thereof. Tenant agrees that any person holding any Mortgage shall have no duty, liability, or obligation to perform any of the obligations of Landlord under this Lease. In the event of Landlord's default with respect to any such obligation, Tenant will give any Lender, whose name and address have previously been furnished in writing to Tenant, notice of a default by Landlord. Tenant may not exercise any remedies for default by Landlord unless and until Landlord and the Lender shall have received written notice of such default and a reasonable time (not less than 90 days) shall thereafter have elapsed without the default having been cured. If any Lender shall elect to have this Lease superior to the lien of its Mortgage and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such Mortgage. The provisions of a Mortgage relating to the disposition of condemnation and insurance proceeds shall prevail over any contrary provisions contained in this Lease.

            (b) ATTORNMENT. Subject to the nondisturbance provisions of subparagraph (c) of this Paragraph 16.18, Tenant agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Mortgage. In the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior landlord or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Tenant might have against any prior Landlord, or (iii) be liable for security deposits or be bound by prepayment of more than one month's rent.

            (c) NON-DISTURBANCE. With respect to a Mortgage entered into by Landlord after the execution of this Lease, Tenant's subordination of this Lease shall be subject to receiving assurance (a "nondisturbance agreement") from the Mortgage holder that Tenant's possession and this Lease will not be disturbed so long as Tenant is not in default and attorns to the record owner of the Premises.

            (d) SELF-EXECUTING. The agreements contained in this Paragraph 16.18 shall be effective without the execution of any further documents; provided, however, that upon written request from Landlord or a Lender in connection with a sale, financing, or refinancing of Premises, Tenant and Landlord shall execute such further writings as may be reasonably required to separately document any such subordination or nonsubordination, attornment, and/or nondisturbance agreement, as is provided for herein. Landlord is hereby irrevocably vested with full power to subordinate this Lease to a Mortgage.

      16.19 RULES AND REGULATIONS. Tenant agrees that it will abide by, and to cause its employees, suppliers, shippers, customers, tenants, contractors, and invitees to abide by, all reasonable rules and regulations ("Rules and Regulations"), applied in a non-discriminatory manner which Landlord may make from time to time for the management, safety, care, and cleanliness of the Common Areas, the parking and unloading of vehicles, and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees. Landlord shall not be responsible to Tenant for the noncompliance with said Rules and Regulations by other tenants of the Industrial Center.

      Notwithstanding the foregoing or anything to the contrary contained in this Lease, Landlord represents and warrants that there is no Common Area to which this Lease is subject.

      16.20 SECURITY MEASURES. Tenant acknowledges that the rental payable to Landlord hereunder does not include the cost of guard service or other security measures. Landlord has no obligations to provide same. Tenant assumes all responsibility for the protection of the Premises, Tenant, its agents, and invitees and their property from the acts of third parties.

      16.21 RESERVATIONS. Landlord reserves the right to grant such easements that Landlord deems necessary and to cause the recordation of parcel maps, so long as such easements and maps do not unreasonably interfere with the use of the Premises by Tenant. Tenant agrees to sign any documents reasonably requested by Landlord to effectuate any such easements or maps.

      16.22 CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

      16.23 OFFER. Preparation of this Lease by either Landlord or Tenant or Landlord's agent or Tenant's agent and submission of same to Tenant or Landlord shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

      16.24 AMENDMENTS. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification.

      16.25 MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as Tenant, the obligations of such persons shall be the joint and several responsibility of all persons or entities named herein as such Tenant.

      16.26 AUTHORITY. Each person signing on behalf of Landlord or Tenant warrants and represents that she or he is authorized to execute and deliver this Lease and to make it a binding obligation of Landlord or Tenant.

      The parties hereto have executed this Lease at the place and on the dates specified below their respective signatures.

Landlord:                               Tenant:
AMB Property, L.P.                      FMI Int'l (West) LLC,
                                        a Delaware limited liability company

a Delaware limited partnership
By: AMB Property Corporation,           By: /s/ [ILLEGIBLE]
    a Maryland corporation                  ------------------------------------

                                        Its: VICE PRESIDENT

                                                          AND

   By: ______________________________   By: /s/ [ILLEGIBLE]
   Its: _____________________________       ------------------------------------
                                        Its: CHIEF FINANCIAL OFFICER

Telephone: (415) 394-9000               Telephone: (732) 750-9000

Facsimile: (415) 394-9001               Facsimile: (732) 750-4338

Executed at: San Francisco, CA          Executed at: CARTERET, NJ

on: _________________________________   on: DECEMBER 16, 1999

ADDRESS                                 ADDRESS

505 Montgomery Street                       800 FEDERAL BLVD.
San Francisco, CA 94111                     CARTERET, NJ 07008

                                    GLOSSARY

The following terms in the Lease are defined in the paragraphs opposite the terms.

                            TERM DEFINED IN PARAGRAPH

Additional Rent                                           4.1
Applicable Requirements                                   6.3
Assign                                                    12.1
Base Rent                                                 1.4
Basic Provisions                                          1
Building                                                  1.2
Building Operating Expenses                               4.2(b)
Code                                                      12.1(a)
Commencement Date                                         1.3
Commencement Date Certificate                             3.3
Common Areas                                              2.2
Common Area Operating Expenses                            4.2(b)
Condemnation                                              14
Default                                                   13.1
Expiration Date                                           1.3
HVAC                                                      4.2(a)(x)
Hazardous Substance                                       6.2
Indemnity                                                 8.5
Industrial Center                                         1.2
Landlord                                                  1.1
Landlord Entities                                         6.2(c)
Lease                                                     1.1
Lenders                                                   6.4
Mortgage                                                  16.18
Operating Expenses                                        4.2
Party/Parties                                             1.1
Permitted Use                                             l.8
Premises                                                  1.2
Prevailing Party                                          16.13
Real Property Taxes                                       10.2
Rent                                                      4.1
Reportable Use                                            6.2
Requesting Party                                          15
Responding Party                                          15
Rules and Regulations                                     2.4, 16.19
Security Deposit                                          1.7,5
Taxes                                                     10.2
Tenant                                                    1.1
Tenant Acts                                               9.2
Tenant's Entity                                           6.2(c)
Tenant's Share                                            1.5
Term                                                      1.3
Use                                                       6.1

                            FIRST AMENDMENT TO LEASE

      This First Amendment to Lease ("Amendment") is made and entered into as of December 30, 1999, by and between AMB PROPERTY L.P., a Delaware limited partnership ("Landlord") and FMI Int'l (West) LLC, a Delaware limited liability company ("Tenant").

                                    RECITALS

      Tenant and Landlord are parties to that certain AMB Property Corporation Industrial Lease dated December 6, 1999 ("Lease"). Pursuant to the terms and conditions of the Lease, Tenant has leased the premises commonly known as 22351 Wilmington Avenue, Carson, California 90745 ("Premises").

                                   AGREEMENTS

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

      1. COMMENCEMENT DATE. Section 1.3 of the Lease is hereby deleted and replaced by the following: "1.3 TERM. Seven (7) years and one (1) month ("Term") commencing the later of June 15, 2000 or substantial completion of tenant improvements by Landlord ("Commencement Date") and ending seven (7) years and one (1) month after the Commencement Date ("Expiration Date")."

      2. INITIAL MONTH'S BASE RENT. Section 1.4 of the Lease is hereby deleted and replaced by the following: "1.4 BASE RENT. $141,750.00 per month base rent is payable on May 15, 2000 for the second month of the lease term, the first month of the lease term being free of base rent."

      3. CITY OF CARSON REQUIREMENTS. Landlord and Tenant acknowledge and agree that Landlord has been informed by the City of Carson Planning Department and has so informed Tenant that modifications to the Premises may be required ("City Requirements") including, but not limited to the expansion of the landscape buffer along Wilmington Avenue ("Landscape Buffer") further into the Premises by approximately six (6) feet and the placement of a wall or other screening device (collectively "Wall") along Wilmington Avenue and the Landscape Buffer. Landlord and Tenant agree that Landlord will use its reasonable best efforts to minimize the effect of the City Requirements, but that Landlord has no control over the City Requirements. Landlord shall, at its sole cost and expense, construct the Wall, modify or expand the Landscape Buffer, and re-stripe the parking area of the Premises as necessary to comply with the City Requirements. In no event shall the City Requirements otherwise modify the obligations of the parties under the Lease.

      4. NO OTHER AMENDMENTS. Except as otherwise provided in this Amendment, all other terms and conditions of the Lease shall remain the same and the Lease shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have signed this First Amendment as of the date first written above.

LANDLORD                                  TENANT

AMB PROPERTY, L.P.                        FMI INT'L (WEST) LLC
a Delaware limited partnership            a Delaware limited liability company

By: AMB PROPERTY CORPORATION
    a Maryland corporation                By: /s/ Gregory DeSaye
                                              ------------------------------
    Its General Partner                       Gregory DeSaye, Vice President

By: /s/ Martin J. Coyne                   By: /s/ Joseph Cangelosi
    -------------------------------           -------------------------------
    Martin J. Coyne, Vice President           Joseph Cangelosi,
                                              Chief Financial Officer

                           SECOND AMENDMENT TO LEASE

      This Second Amendment to Lease ("Amendment") is made and entered into as of May 16, 2000, by and between AMB Property L.P., a Delaware limited partnership ("Landlord") and FMI Int'l (West) LLC, a Delaware limited liability company ("Tenant").

                                    RECITALS

      Tenant and Landlord are parties to that certain AMB Property Corporation Industrial Lease dated December 6, 1999 ("Lease"), which was amended by a written First Amendment to Lease dated December 30, 1999 ("First Amendment"). The Lease as modified by the First Amendment is sometimes referred to as the "Amended Lease". Pursuant to the terms and conditions of the Amended Lease, Tenant has leased the premises commonly known as 22351 Wilmington Avenue, Carson, California 90745 ("Premises").

                                   AGREEMENTS

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

      1. COMMENCEMENT DATE. Section 1.3 of the Amended Lease is hereby deleted and replaced by the following: "1.3 TERM. Seven (7) years and one (1) month ("Term") commencing on June 1, 2000 ("Commencement Date") and ending on June 30, 2007 ("Expiration Date")."

      2. INITIAL MONTH'S BASE RENT. Section 1.4 of the Amended Lease is hereby deleted and replaced by the following: "1.4 BASE RENT $141,750.00 per month base rent is payable on June 1, 2000 for the period of July 1 through July 31, 2000, the first month of the lease term being free of base rent."

      3. TENANT IMPROVEMENT ADDENDUM. The following items are hereby added to "Landlord's Work" as set forth in the Tenant Improvement Addendum to the Amended
Lease:

            a. create dock-high loading in front of all truck doors in Area C as depicted on Exhibit "A" to this Second Amendment.

            b. enlarge two (2) existing truck doors in Area B as depicted on Exhibit "A" to this Second Amendment.

            c. add two (2) new truck doors, each 18 feet by 10 feet, in Area B as depicted on Exhibit "A" to this Second Amendment.

      4. COMMENCEMENT DATE MEMORANDUM. Upon completion by Landlord of "Landlord's Work" as set forth in the Tenant Improvement Addendum to the Amended Lease, Landlord and Tenant shall execute a new Commencement Date Memorandum in form and substance identical to that attached hereto as Exhibit "B" to this Second Amendment.

      5. NO OTHER AMENDMENT. Except as otherwise provided in this Second Amendment, all other terms and conditions of the Amended Lease shall remain the same and the Amended Lease shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have signed this Second Amendment as of the date first written above.

Landlord:                               Tenant:

AMB PROPERTY, L.P.                      FMI INT'L (WEST) LLC
a Delaware limited partnership          a Delaware limited liability company

By: AMB PROPERTY CORPORATION
    a Maryland corporation              By: /s/ Gregory DeSaye
                                            ------------------------------
    Its General Partner                     Gregory DeSaye, Vice President

By: /s/ Martin J. Coyne                 By: /s/ Joseph Cangelosi
    -------------------------------         ------------------------------
    Martin J. Coyne, Vice President         Joseph Cangelosi,
                                            Chief Financial Officer

                          COMMENCEMENT DATE MEMORANDUM

      LANDLORD:                    AMB PROPERTY, L.P.

      TENANT:                      FMI Int'l (West) LLC

      LEASE DATE:                  December 6, 1999

      PREMISES:                    22351 Wilmington Ave.
                                   Carson, CA

      Tenant hereby accepts the Premises as being in the condition required under the Lease.

      The Commencement Date of the Lease is June 1, 2000.

      The Expiration Date of the Lease is June 30, 2007.

Landlord:                                   Tenant:

AMB PROPERTY, L.P.                          FMI INT'L (WEST) LLC
a Delaware limited partnership              a Delaware limited liability company

By: AMB PROPERTY CORPORATION
    a Maryland corporation                  By:
    Its General Partner                        ------------------------------
                                               Gregory DeSaye, Vice President

By:                                         By:
   -------------------------------             ------------------------
   Martin J. Coyne, Vice President             Joseph Cangelosi,
                                               Chief Financial Officer

                                GUARANTY OF LEASE

      WHEREAS, AMB Property, L.P., a Delaware limited partnership ("Landlord"), and FMI Int'l (West) LLC, a Delaware limited liability company ("Tenant"), are about to execute a lease ("Lease") dated December 6, 1999, for the premises commonly known as 22351 Wilmington Avenue, Carson, California 90745;

      WHEREAS, Fashion Marketing, Inc., a New Jersey corporation and Fashion Marketing LLC, a Delaware limited liability company (collectively "Guarantor") are affiliates of Tenant; and

      WHEREAS, Landlord would not execute the Lease if Guarantor did not execute and deliver to Landlord this Guaranty of Lease.

NOW THEREFORE, in consideration of the execution of the foregoing Lease by Landlord and as a material inducement to Landlord to execute the Lease:

1. Guarantor hereby jointly, severally, unconditionally, and irrevocably guarantees the prompt payment by Tenant of all rents and all other sums payable by Tenant under the Lease and the faithful and prompt performance by Tenant of each and every one of the terms, conditions, and covenants of the Lease to be kept and performed by Tenant.

2. The terms of the Lease may, without the consent of or notice to Guarantor, be modified by Landlord and Tenant or by a course of conduct, and this Guaranty shall guarantee the performance of said Lease as so modified. The Lease may be assigned by Landlord or any assignee of Landlord without consent or notice to Guarantor.

3. This Guaranty shall not be released, modified, or affected by the failure or delay on the part of Landlord to enforce any of the rights or remedies of the Landlord under the Lease, whether pursuant to the terms thereof or at law or in equity.

4. No notice of default need be given to Guarantor. The guaranty of the undersigned is a continuing guaranty under which Landlord may proceed immediately against Tenant and/or against Guarantor following any breach or default by Tenant or for the enforcement of any rights which Landlord may have against Tenant under the terms of the Lease or at law or in equity.

5. Landlord shall have the right to proceed against Guarantor hereunder following any breach or default by Tenant without first proceeding against Tenant and without previous notice to or demand upon either Tenant or Guarantor.

6. Guarantor hereby waives (a) notice of acceptance of this Guaranty, (b) demand of payment, presentation, and protest, (c) all right to assert or plead any statute of limitations relating to this Guaranty or the Lease, (d) any right to require the Landlord to proceed against the Tenant or any other Guarantor or any other person or entity liable to Landlord, (e) any right to require Landlord to apply to any default any security deposit or other security it may hold under the Lease, (f) any right to require Landlord to proceed under any other remedy Landlord may have before proceeding against Guarantor, and (g) any right of subrogation.

7. Guarantor does hereby subrogate all existing or future indebtedness of Tenant to Guarantor to the obligations owed to Landlord under the Lease and this Guaranty.

8. If a Guarantor is married, such Guarantor expressly agrees that recourse may be had against his or her separate property for all of the obligations hereunder.

9. The obligations of Tenant under the Lease to execute and deliver estoppel certificates and financial statements shall be deemed to also require the Guarantor hereunder to do and provide the same.

10. The term "Landlord" refers to and means the Landlord named in the Lease and also Landlord's successors and assigns. So long as Landlord's interest in the Lease, the leased premises, or the rents, issues, and profits therefrom, are subject to any mortgage or deed of trust or assignment for security, no acquisition by Guarantor of the Landlord's interest shall affect the continuing obligation of Guarantor under this Guaranty which shall nevertheless continue in full force and effect for the benefit of the mortgagee, beneficiary, trustee, or assignee under such mortgage, deed of trust, or assignment, and their successors and assigns.

11. The term "Tenant" refers to and means the Tenant named in the Lease and also Tenant's successors and assigns.

12. In the event any action is brought by said Landlord against Guarantor hereunder to enforce the obligation of Guarantor hereunder, the unsuccessful party in such action shall pay to the prevailing party therein all court costs, including costs of investigation, discovery and appeal (if any) and a reasonable attorney's fee which shall be fixed by the court.

Fashion Marketing LLC,                           Fashion Marketing Inc.,
a Delaware limited liability company             a New Jersey corporation

By: /s/ [ILLEGIBLE]                             By: /s/ [ILLEGIBLE]
   ---------------------                           ---------------------
Its: VICE PRESIDENT                             Its: VICE PRESIDENT
     -------------------                             -------------------
     "Guarantor"                                     "Guarantor"

By: /s/ [ILLEGIBLE]                             By: /s/ [ILLEGIBLE]
   -------------------------                       -------------------------
Its: CHIEF FINANCIAL OFFICER                    Its: CHIEF FINANCIAL OFFICER
     -----------------------                         -----------------------
     "GUARANTOR"                                     "GUARANTOR"

                               AMB PROPERTY, L.P.,
                         A DELAWARE LIMITED PARTNERSHIP
                                INDUSTRIAL LEASE

                           Tenant Improvement Addendum

This Tenant Improvement Addendum is a part of the Lease dated December 6, 1999, by and between AMB PROPERTY, L.P. ("Landlord") and, FMI Int'l (West) LLC ("Tenant") for the premises commonly known as 22351 Wilmington Ave., Carson, California.

Should Tenant desire to construct any improvements ("Alterations") to the Premises, prior to commencement of construction, Tenant shall obtain and deliver to Landlord any building permit required by applicable law and a copy of the executed construction contract(s). Tenant shall reimburse Landlord within 10 days after the rendition of a bill for all of Landlord's actual out-of-pocket costs incurred in connection with the Alterations, including, without limitation, all management, engineering, outside consulting, and construction fees incurred by or on behalf of Landlord for the review and approval of Tenant's plans and specifications and for the monitoring of construction of the Alterations. Tenant shall require its contractor to maintain insurance in the amounts and in the forms reasonably required by Landlord. The Alterations shall be constructed by licensed contractors approved by Landlord and in accordance with rules, such as hours of construction, imposed by Landlord. The Alterations shall be completed lien free, in accordance with the plans and specifications which have been previously approved by Landlord, in a good, workmanlike, and prompt manner, with new materials of first-class quality and comply with all applicable local, state, and federal regulations. The competed Alterations shall be the property of Landlord and shall, subject to the provisions of the next sentence, be surrendered with the Premises upon the expiration or sooner termination of this Lease. However, prior to the expiration or sooner termination of this Lease, Tenant shall, at Tenant's sole cost and expense, remove the Alterations which are designated by Landlord to be removed and following such removal, repair and restore the Premises in a good and workmanlike manner to their original condition, reasonable wear and tear excepted.

Prior to commencing construction of the Improvements, Tenant shall obtain from its contractors and deliver to Landlord a waiver and release of any and all claims against Landlord and liens against the Premises to which such contractor might at any time be entitled and to provide such payment and performance bonds as Landlord may require. The delivery of the waiver and release of claims and liens and such bonds shall be a condition precedent to Tenant's ability to begin its construction work at the Premises.

Tenant shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use on the Premises. Tenant shall give Landlord not less than 10 days notice prior to the commencement of any work in, on, or about the Premises, and Landlord shall have the right to post notices of non-responsibility in or on the Premises as provided by law.

Tenant agrees to indemnify, protect, and defend Landlord and hold Landlord harmless against any loss, liability, or damage resulting from construction of the Alterations.

Notwithstanding the foregoing or anything to the contrary contained in the Lease, Landlord, at its sole cost and expense shall make the following repairs ("Landlord's Work") prior to the Rent Commencement Date:

OFFICE

      1. Install new carpet, baseboard and v.c.t. tile in the office area. Repair or replace, at Landlord's option, all damaged or stained ceiling tiles and lenses. Paint office walls.

      2. Repair or replace, at Landlord's option, all damaged restroom fixtures. Install new v.c.t. tile and baseboard in restrooms. Repair or replace, at Landlord's option, all stained or damaged lenses in restrooms and paint walls

      3.    Install new stairwell at the northeast corner of the Premises.

      4. Install new glass "storefront" and entry at the northeast corner of the Premises.

WAREHOUSE

      1. Replace all sliding, i.e., garage door type, truck doors with 26 gauge roll-up doors.

      2. Remove floor to ceiling wood and drywall demising walls in the southern two portions of the warehouse.

      3. Remove existing strip fluorescent lighting and install new metal halide lighting throughout the warehouse, to specifications mutually agreed upon by Landlord and Tenant.

      4. Install new carpet, baseboard and v.c.t. tile in warehouse/shop areas. Repair or replace, at Landlord's option, all damaged or stained ceiling tiles and lenses. Paint warehouse office walls.

      5. Repair or replace, at Landlord's option, all damaged warehouse restroom fixtures. Install new v.c.t. tile and baseboard. Repair or replace, at Landlord's option, all stained or damaged lenses and paint walls.

      6.    Replace any damaged/rusted man doors with new steel doors.

      7. Install, as mandated by the Los Angeles County Fire Department, panic hardware and alarms of man doors.

      8. Remove "drop ceiling," HVAC ducting, electrical and plumbing fixtures under the mezzanine. Raise sprinklers and lighting.

      9. Deliver all dock plates and load levelers in good condition and repair.

      10. Install two double and one single truck doors at openings created by the removal of the eastern office pod.

      11.   Clean warehouse floors.

      12.   Paint interior walls and columns.

EXTERIOR

      1.    Paint exterior walls.

YARD

      1. Install new pedestrian entrance and handicap access ramp at the northeast corner of the Premises adjacent to new "storefront."

      2.    Repair, slurry seal, and stripe the truck yard.

      3.    Repair all damaged fencing.

      4. Install new 8 foot high chain link fence at north end of building demising truck and car parking areas.

      5.    Demolish eastern pod of office space.

      6. Install a concrete apron of similar dimensions to the existing apron.

      7.    Install asphalt in area where office pod was removed.

      8.    Stripe for car parking near new office front.

In addition to the foregoing Landlord's Work, Landlord shall provide Tenant with an allowance of $75,000.00 ("Allowance") to be used by Tenant solely for the following improvements ("Allowance Improvements"):

      1. Installation of windows in offices looking out over the warehouse area from mezzanine office space.

      2.    Installation of edge of dock plates at truck positions.

      3.    Installation of dock sealers at all loading positions.

Tenant shall deliver to Landlord copies of all paid invoices and bills evidencing the completion of the Allowance Improvements. The Allowance Improvements shall be constructed and be subject to the provisions of this Addendum regarding Alterations. Any portion of the Allowance which remains after completion of the Allowance Improvements will be returned by Tenant to Landlord.

FIRE SAFETY SYSTEM

Landlord will deliver the Premises to Tenant with the fire sprinkler system in good working order. Notwithstanding the foregoing, Tenant shall be responsible for any upgrades to the fire safety system including, but not limited to, the fire sprinkler system, required by any governmental or quasi-governmental entity which is based upon Tenant's use of the Premises.

ADA

Landlord shall be responsible for all costs associated with modifying the Premises to meet any requirements of the Americans with Disabilities Act as mandated by the City of Carson. Notwithstanding the foregoing, Tenant shall be responsible for any modification required by any governmental or quasi-governmental entity which is based upon Tenant's use of the Premises.

SEISMIC

Landlord shall be responsible for all costs associated with modifying the Premises to meet any seismic retrofit requirements as mandated by any governmental entity. Notwithstanding the foregoing, Tenant shall be responsible for any modification required by any governmental entity which is based upon Tenant's use of the Premises.

ENVIRONMENTAL

Tenant shall not be responsible for any environmental matters, hazardous substances or conditions existing at the Premises prior to Tenant's taking possession of the Premises or caused by Landlord, its agents or employees. Notwithstanding the foregoing or anything to the contrary contained in the Lease, Tenant acknowledges and agrees that this Tenant Improvement Addendum serves as written notice to Tenant that Landlord has disclosed to Tenant the existence of hazardous substances that have become located on or beneath the real property of which the Premises are a part, as set forth in Attachment 1 to this Addendum.

Landlord:                                   Tenant:

AMB Property, L.P.                          FMI Int'l (West) LLC
a Delaware limited partnership              a Delaware limited liability company
By: AMB Property Corporation,
    a Maryland corporation

By: _____________________                   By:  /s/ [ILLEGIBLE]
                                                -------------------------
Its: ____________________                   Its: VICE PRESIDENT

                                                        AND

                                            By: /s/ [ILLEGIBLE]
                                                -------------------------
                                            It's: CHIEF FINANCIAL OFFICER

                               AMB PROPERTY, L.P.,
                         A DELAWARE LIMITED PARTNERSHIP
                                INDUSTRIAL LEASE

                            RENT ADJUSTMENT ADDENDUM

This Rent Adjustment Addendum is a part of the Lease dated December 6, 1999, by and between AMB PROPERTY, L.P. ("Landlord") and FMI Int'l (West) LLC ("Tenant") for the premises commonly known as 22351 Wilmington Ave, Carson, California.

Monthly Base Rent for the each of the periods designated in this Addendum ("Adjustment Periods") shall be the amount calculated in accordance with the alternative selected below ("Rent Adjustment Alternative"), but in no event shall the monthly Base Rent for an Adjustment Period be less than the highest monthly rent payable during the term preceding the Adjustment Period.

1. ADJUSTMENT PERIODS;

      The rent shall be adjusted on the 31st and 61st months after the Commencement Date.

2. RENT ADJUSTMENT ALTERNATIVES

            [X]         Cost of living adjustment ("CPI Adjustment")
            Monthly Base Rent shall be calculated using the following CPI index ("Index"):
                  [ ]   Urban Wage Earners and Clerical Workers
                  [X]   All Urban Consumers
                  [ ]   ____________________________________________________
            The Comparison Month is:
                  [X]   the first month of the term of this Lease; or
                  [ ]   ____________________________________________________

3. CALCULATION OF RENT ADJUSTMENT

      a. COST OF LIVING ADJUSTMENT. The CPI Adjustment shall be based upon the Consumer Price Index of the Bureau of Labor Statistics of the United States Department of Labor (1982 - 1984 - 100) for Los Angeles-Riverside-Orange County using the Index selected in Paragraph 2. If the selected Rent Adjustment Alternative is the CPI Adjustment, the monthly Base Rent payable during each Adjustment Period shall be the product obtained by multiplying the highest monthly Base Rent payable by Tenant during the term immediately preceding by a fraction the numerator of which shall be the Index for the month that is three
(3) months prior to the first month of the Adjustment Period and the denominator of which shall be the Index for the month that is three (3) months prior to the Comparison Month selected above. Notwithstanding the foregoing or anything to the contrary contained in the Lease, the increase shall not be less than three (3%) percent nor more than six (6%) percent per annum of the Base Rent for the immediately preceding month. In no event shall the Base Rent be reduced from the Base Rent payable prior to the Adjustment Period.

4. NOTICE: Notice of Rent Adjustments shall be made as specified in paragraph
16.6 of the Lease.

Landlord:                                   Tenant:

AMB Property, L.P.                          FMI Int'l (West) LLC,
a Delaware limited partnership              a Delaware limited liability company
By: AMB Property Corporation,
    a Maryland corporation

    By: _______________________________     By: /s/ [ILLEGIBLE]
                                                -------------------------
    Its: ______________________________     Its: VICE PRESIDENT

                                                      AND

                                            By: /s/ [ILLEGIBLE]
                                                -------------------------
                                            It's: CHIEF FINANCIAL OFFICER

                                        I

                               AMB PROPERTY, L.P.,
                         A DELAWARE LIMITED PARTNERSHIP
                                INDUSTRIAL LEASE

                                Option to Extend

This Option to Extend is a part of the Lease dated December 6, 1999, by and between AMB PROPERTY, L.P. ("Landlord") and FMI Int'l (West) LLC, ("Tenant") for the premises commonly known as 22351 Wilmington Ave., Carson, California.

1. OPTION TO EXTEND. Landlord hereby grants to Tenant the option to extend the term of this Lease for an additional seven (7) years ("Option Period") commencing when the initial term expires.

2. EXERCISE DATES: For purposes of Paragraph 5 of this Addendum,

      a. the Earliest Exercise Date is 12 months prior to the date that the Option Period would commence, and

      b. the Last Exercise Date is 9 months prior to the date that the Option Period would commence.

3. MONTHLY BASE RENT. The monthly Base Rent for each month of an Option Period shall be the amount calculated by determining the fair market rental value of the Premises as set forth below, but in no event shall the monthly Base Rent for an Option Period be less than the highest monthly Base Rent payable during the term immediately preceding the Option Period.

      MARKET RENT ADJUSTMENT. Six months prior to the commencement of the Option Period, the Parties shall negotiate in good faith to determine the Base Rent for the Option Period. If agreement cannot be reached within thirty days, then Landlord and Tenant shall each, no later than 90 days prior to the commencement of the Option Period, make a reasonable determination of the fair market rental for the Premises for the Option Period and submit such determination, in writing, to arbitration in accordance with the following provisions:

            (1) No later than 90 days prior to the commencement of the Option period, Landlord and Tenant shall each select an industrial leasing broker to act as an arbitrator. The two arbitrators so appointed shall, no later than 75 days prior to the commencement of the Option Period, select a third mutually acceptable industrial leasing broker to act as a third arbitrator.

            (2) The three arbitrators, acting by a majority, shall no later than 75 days prior to the commencement of the Option Period, determine the actual fair market rental for the Premises for the Option Period. The decision of a majority of the arbitrators shall be binding on the Parties. The fair market rental determination of Landlord or Tenant which is closest to the fair market rental as determined by the arbitrators shall be the Base Rent for the Option Period.

            (3) If either of the Parties fails to appoint an arbitrator within the period required by this Addendum, the arbitrator timely appointed shall determine the Base Rent for the Option Period.

            (4) The entire cost of such arbitration shall be paid by the party whose fair market rental submission is not selected.

4. OTHER AMENDMENTS TO LEASE OPERATIVE DURING EACH OPTION PERIOD:

      a. ADJUSTMENT OF BASE RENT DURING OPTION PERIOD. Monthly Base Rent shall be adjusted during the Option Period in the same manner as during the initial term, except that the adjustments during the Option Period shall occur on the 31st and 61st months after the beginning of the Option Period, but in no event shall the monthly Base Rent for an Adjustment Period be less than the highest monthly rent payable during the term preceding the Adjustment Period.

5. CONDITIONS TO EXERCISE OF OPTION. Tenant's right to extend is conditioned upon and subject to each of the following:

      a. In order to exercise an option to extend, Tenant must give written notice of such election to Landlord and Landlord must receive the same by the Last Exercise Date but not prior to the Earliest Exercise Date. If proper notification of the exercise of an option is not given and/or received, such option shall automatically expire. Options (If there are more than one) may only be exercised consecutively. Failure to exercise an option terminates that option and all subsequent options. Tenant acknowledges that because of the importance to Landlord of knowing no later than the Last Exercise Date whether or not Tenant will exercise the option, the failure of Tenant to notify Landlord by the Last Exercise Date will conclusively be presumed an election by Tenant not to exercise the option.

      b. Tenant shall have no right to exercise an option (i) if Tenant is in Default or (ii) in the event that Landlord has given to Tenant three or more notices of separate Defaults during the 12-month period immediately preceding the exercise of the option, whether or not the Defaults are cured. The period of time within which an option may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise an option because of the provisions of this paragraph.

      c. All of the terms and conditions of this Lease, except where specifically modified by this Addendum, shall apply.

      d. The options are personal to the Tenant, cannot be assigned or exercised by anyone other than the Tenant, and only while the Tenant is in full possession of the Premises and without the intention of thereafter assigning or subletting.

Landlord:                                   Tenant:

AMB Property, L.P.                          FMI Int'l (West) LLC,
a Delaware limited partnership              a Delaware limited liability company
By: AMB Property Corporation,
    a Maryland corporation

  By: ___________________________________   By: /s/ [ILLEGIBLE]
                                                ------------------------
  Its: __________________________________   Its: VICE PRESIDENT

                                                      AND

                                            By: /s/ [ILLEGIBLE]
                                                ------------------------
                                            Its: CHIEF FINANCIAL OFFICER

                               AMB PROPERTY, L.P.,
                         A DELAWARE LIMITED PARTNERSHIP
                                INDUSTRIAL LEASE

               EARLY POSSESSION AND INDUCEMENT RECAPTURE ADDENDUM

This Early Possession and Inducement Recapture Addendum is a part of the Lease dated December 6, 1999 by and between AMB PROPERTY, L.P. ("Landlord") and FMI Int'l (West) LLC ("Tenant") for the premises commonly known as 22351 Wilmington Ave., Carson, California.

1. EARLY POSSESSION.

Tenant may occupy the office portion of the Premises for the purpose of allowing its telephone contractors access for installation of equipment after full execution of the Lease and delivery of same by Landlord to Tenant and on and after the date that Landlord gives Tenant notice of substantial completion of Landlord's Work, pursuant to the Tenant Improvement Addendum hereto, Tenant may occupy the warehouse and yard portions of the Premises ("Early Possession Date"), even though the Early Possession Date is prior to the Commencement Date of the Lease ("Early Possession"). The obligation to pay Base Rent and Operating Expenses, Real Property Taxes, Landlord Insurance, and HVAC maintenance shall be shared for the Early Possession Period. All other terms of this Lease, however, including, but not limited to, the obligations to pay Tenant's Share of Operating Expenses and to carry the insurance required by Paragraph 8, shall be in effect during the Early Possession period. Such Early Possession shall not change the Expiration Date of the Original Term.

2. INDUCEMENT RECAPTURE IN EVENT OF BREACH. Any agreement by Landlord for possession of the Premises without the payment or reduced payment of rent or other charges or for the giving or paying by Landlord to or for Tenant of any cash or other bonus, inducement, or consideration for Tenant's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions," are conditioned upon Tenant's full and faithful performance of all of the terms, covenants, and conditions of this Lease to be performed or observed by Tenant during the terms of this Lease. Upon the occurrence of a Default by Tenant, any rent, other charge, bonus, inducement, or consideration abated, given, or paid by Landlord under such an Inducement Provision shall be immediately due and payable by Tenant to Landlord and recoverable by Landlord as additional rent due under this Lease, notwithstanding and subsequent cure by Tenant.

Landlord:                                   Tenant:

AMB Property, L.P.                          FMI Int'l (West) LLC
a Delaware limited partnership              a Delaware limited liability company
By: AMB Property Corporation
    a Maryland corporation

By:                                         By:  /s/ [ILLEGIBLE]
     _________________________                   -------------------------------
Its:                                        Its: VICE PRESIDENT
     _________________________

                                                               AND

                                            By: /s/ [ILLEGIBLE]
                                                --------------------------------
                                            Its: CHIEF FINANCIAL OFFICER

                               AMB PROPERTY, L.P.,
                         A DELAWARE LIMITED PARTNERSHIP
                                INDUSTRIAL LEASE

                             RENT ABATEMENT ADDENDUM

This Rent Abatement Addendum is a part of the Lease dated December 6, 1999 by and between AMB PROPERTY, L.P. ("Landlord") and FMI Int'l (West) LLC, ("Tenant") for the premises commonly known as 22351 Wilmington Ave., Carson, California.

1. RENT ABATEMENT. The Base Rent only shall be abated ("Abated Rent") for the first month of the term of the Lease.

2. RECAPTURE OF ABATED RENT. Any agreement by Landlord for Abated Rent is conditioned upon Tenant's full and faithful performance of all of the terms, covenants, and conditions of this Lease to be performed or observed by Tenant during the term of this Lease. Upon the occurrence of a Default by Tenant, in addition to any Inducement Recapture set forth elsewhere in this Lease, all Abated Rent be immediately due and payable by Tenant to Landlord and recoverable by Landlord as additional rent due under this Lease, notwithstanding any subsequent cure by Tenant.

Landlord:                                 Tenant:

AMB Property, L.P.                        FMI Int'l (West) LLC,
a Delaware limited partnership            a Delaware limited liability company
By: AMB Property Corporation,
    a Maryland corporation

By:  ________________________________     By:  /s/ [ILLEGIBLE]
                                               --------------------------------
Its: ________________________________     Its: VICE PRESIDENT

                                                           AND

                                          By:  /s/ [ILLEGIBLE]
                                               --------------------------------
                                          Its: CHIEF FINANCIAL OFFICER

                               AMB PROPERTY, L.P.,
                         A DELAWARE LIMITED PARTNERSHIP
                                INDUSTRIAL LEASE

                             RENT ABATEMENT ADDENDUM

This Rent Abatement Addendum is a part of the Lease dated December 6, 1999 by and between AMB PROPERTY, L.P. ("Landlord") and FMI Int'l (West) LLC. ("Tenant") for the premises commonly known as 22351 Wilmington Ave., Carson, California.

1. RENT ABATEMENT. The Base Rent only shall be abated ("Abated Rent") for the first month of the term of the Lease.

2. RECAPTURE OF ABATED RENT. Any agreement by Landlord for Abated Rent is conditioned upon Tenant's full and faithful performance of all of the terms, covenants, and conditions of this Lease to be performed or observed by Tenant during the term of this Lease. Upon the occurrence of a Default by Tenant, in addition to any Inducement Recapture Set forth elsewhere in this Lease, all Abated Rent be immediately due and payable by Tenant to Landlord and recoverable by Landlord as additional rent due under this Lease, notwithstanding any subsequent cure by Tenant.

Landlord:                               Tenant:

AMB Property, L.P.                      FMI Int'l (West) LLC,
a Delaware limited partnership          a Delaware limited liability company
By: AMB Property Corporation,
    a Maryland corporation

  By: ________________________           By: /s/ [ILLEGIBLE]
                                             --------------------------
  Its: _______________________           Its: VICE PRESIDENT

                                                 AND

                                        By: /s/ [ILLEGIBLE]
                                            ---------------------------
                                        Its: CHIEF FINANCIAL OFFICER

    [LOGO]                     STANDARD SUBLEASE
              (SHORT-FORM TO BE USED WITH POST 1995 AIREA LEASES)
(NOTE: DO NOT USE IF LESS THAN ENTIRE PREMISES ARE BEING SUBLET. FOR SITUATIONS
 WHERE THE PREMISES ARE TO BE OCCUPIED BY MORE THAN ONE TENANT OR SUBTENANT USE
                   THE "STANDARD SUBLEASE-MULTI-TENANT" FORM)

1     BASIC PROVISIONS ("BASIC PROVISIONS").

      1.1 PARTIES: This Sublease ("Sublease"), dated for reference purposes only March 8, 2005, is made by and between FMI Int'l (West) LLC. a Delaware limited liability company ______________________________________________________
________________________________________________________________________________
______________________________________________________________ ("Sublessor") and
American Port Services, Inc. a Georgia Corporation ___________
________________________________________________________________________________
_________________________________________________________________ ("Sublessee"),
(collectively the "PARTIES" or individually a "PARTY").

      1.2 PREMISES: That certain real property, including all improvements therein, and commonly known by the street address of 22351 Wilmington Avenue, Carson located in the County of Los Angeles, State of California and generally described as (describes briefly the nature of the property) an approximate 315,000 square feet industrial building located an approximately 706,913 square feet of land ("PREMISES").

      1.3 TERM: two (2) years and three (3) months commencing April 1, 2005 ("COMMENCEMENT DATE") and ending June 30, 2007 ("EXPIRATION DATE").

      1.5 BASE RENT: $ 148,050.00 per month ("BASE RENT"), payable on the first day of each month commencing June 1, 2005.

      1.6 BASE RENT AND OTHER MONIES PAID UPON EXECUTION:

            (a) BASE RENT: $ 148,050.00 for the period June 1-30, 2005.

            (b) SECURITY DEPOSIT: $150,000.00 ("SECURITY DEPOSIT").

            (c) ASSOCIATION FEES: $ N/A for the period __________________

            (d) OTHER OPERATING EXPENSES: $33,100.00 for the month of June 2005. See attached breakdown of the approximate 2005 Operating Expenses. The
Operating Expenses may increase in 2006 and 2007. Sublessee shall pay the full amount, the Operating Expenses as determined by Master Lessor.

            (e) TOTAL DUE UPON EXECUTION OF THIS LEASE: $331,150.00.

      1.7 AGREED USE: general office, warehouse, distribution and storage of ocean containers, storage containers, truck drivers' personal vehicles and tractors outside of the Building provided such uses are in compliance with all laws and for no other use.

      1.8 REAL ESTATE BROKERS:

            (a) REPRESENTATION: The following real estate brokers (the "BROKERS") and brokerage relationships exist in this transaction (check applicable boxes)

[X] Los Angeles Real Estate Management, Inc. represents Sublessor exclusively ("SUBLESSOR'S BROKER").

[X] CB Richard Ellis represents Sublessee exclusively ("SUBLESSEE'S BROKER"), or

[ ]   ___________________ represents both Sublessor and Sublessee ("DUAL
      AGENCY").

            (b) PAYMENT TO BROKERS: Upon execution and delivery of this Sublease by both Parties, Sublessor shall pay to the Brokers the brokerage fee agreed to in a separate written agreement.

      1.9 GUARANTOR. The obligations of the Sublessee under this Sublease shall be guaranteed by ______________________________________________________________
_________________________________________________________________ ("GUARANTOR").

      1.10 ATTACHMENTS. Attached hereto are the following, all of which constitute a part of this Sublease:

[ ] an Addendum consisting of Paragraphs ______________ through
__________________.

[X] a plot plan depicting the Premises.

[ ] a Work Letter.

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[X] a copy of the Master Lease;

[ ] other (specify): ___________________________________________________________
________________________________________________________________________________
_______________________________________________________________________________.

2. PREMISES.

      2.1 LETTING. Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, the Premises for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Sublease. Unless otherwise provided herein, any statement of size set forth in this Sublease, or that may have been used in calculating Rent, is an approximation which the Parties agree is reasonable and any payments based thereon are not subject to revision whether or not the actual size is more or less. NOTE: SUBLESSEE IS ADVISED TO VERIFY THE ACTUAL SIZE PRIOR TO EXECUTING THIS SUBLEASE.

      2.2 CONDITION. Sublessor shall deliver the Premises to Sublessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs ("START DATE"), and warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("HVAC"), and any items which the Sublessor is obligated to construct pursuant to the Work Letter attached hereto, if any, other than those constructed by Sublessee, shall be in good operating condition on said date. If a non-compliance with such warranty exists as of the Start Date, or if one of such systems or elements should malfunction or fail within the appropriate warranty period, Sublessor shall, as Sublessor's sole obligation with respect to such matter, except as otherwise provided in this Sublease, promptly after receipt of written notice from Sublessee setting forth with specificity the nature and extent of such non-compliance, malfunction or failure, rectify same at Sublessor's expense. The warranty periods shall be as follows: (i) 6 months as to the HVAC systems, and (ii) 30 days as to the remaining systems and other elements. If Sublessee does not give Sublessor the required notice within the appropriate warranty period, correction of any such non-compliance, malfunction or failure shall be the obligation of Sublessee at Sublessee's sole cost and expense.

      2.3 COMPLIANCE. Sublessor warrants that any improvements, alterations or utility installations made or installed by or on behalf of Sublessor to or on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances ("APPLICABLE REQUIREMENTS") in effect on the date that they were made or installed. Sublessor makes no warranty as to the use to which Sublessee will put the Premises or to modifications which may be required by the Americans with Disabilities Act or any similar laws as a result of Sublessee's use. NOTE: SUBLESSEE IS RESPONSIBLE FOR DETERMINING WHETHER OR NOT THE ZONING AND OTHER APPLICABLE REQUIREMENTS ARE APPROPRIATE FOR SUBLESSEE'S INTENDED USE, AND ACKNOWLEDGES THAT PAST USES OF THE PREMISES MAY NO LONGER BE ALLOWED. If the Premises do not comply with said warranty, Sublessor shall, except as otherwise provided, promptly after receipt of written notice from Sublessee setting forth with specificity the nature and extent of such non-compliance, rectify the same.

      2.4 ACKNOWLEDGEMENTS. Sublessee acknowledges that: (a) it has been advised by Sublessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with Disabilities Act), and their suitability for Sublessee's intended use, (b) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and (c) neither Sublessor, Sublessor's agents, nor Brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease. In addition, Sublessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Sublessee's ability to honor the Sublease or suitability to occupy the Premises, and (ii) it is Sublessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

      2.5 AMERICANS WITH DISABILITIES ACT. In the event that as a result of Sublessee's use, or intended use, of the Premises the Americans with Disabilities Act or any similar law requires modifications or the construction or installation of improvements in or to the Premises, Building, Project and/or Common Areas, the Parties agree that such modifications, construction or improvements shall be made at [ ] Sublessor's expense [X] Sublessee's expense.

3. POSSESSION.

      3.1 EARLY POSSESSION. If Sublessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Sublease (including but not limited to the obligations to pay Sublessee's Share of Common Area Operating Expenses, Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in effect during such period. Any such early possession shall not affect the Expiration Date.

      3.2 DELAY IN COMMENCEMENT. Sublessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises by the Commencement Date. If, despite said efforts, Sublessor is unable to deliver possession as agreed, the rights and obligations or Sublessor and Sublessee shall be as set forth in Paragraph 3.3 or the Master Lease (as modified by Paragraph 7.3 or this Sublease).

      3.3 SUBLESSEE COMPLIANCE. Sublessor shall not be required to tender possession of the Premises to Sublessee until Sublessee complies with its obligation to provide evidence of insurance. Pending delivery of such evidence, Sublessee shall be required to perform all of its obligations under this Sublease from and after the Start Date, including the payment of Rent, notwithstanding Sublessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Sublessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Sublessor may elect to withhold possession until such conditions are satisfied.

4. RENT AND OTHER CHARGES.

      4.1 RENT DEFINED. All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for this security deposit are deemed to be rent ("Rent"). Rent shall be payable in lawful money of the United States to Sublessor at the

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address stated herein or to such other persons or at such other places as
Sublessor may designate in writing.

      4.2 UTILITIES. Sublessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon.

5. SECURITY DEPOSIT. The rights and obligations of Sublessor and Sublessee as to said Security Deposit shall be as set forth in Paragraph 5 of the Master Lease (as modified by Paragraph 7.3 of this Sublease).

6. AGREED USE. The Premises shall be used and occupied only for general office, warehouse, distribution and storage of ocean containers, storage containers, truck drivers' personal vehicles and tractors outside or the building, provided such uses are in compliance with all laws and for no other purpose.

7. MASTER LEASE.

      7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter the "MASTER LEASE", wherein AME PROPERTY, L.P., A DELAWARE LIMITED PARTNERSHIP is the lessor, hereinafter the "MASTER LESSOR".

      7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

      7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

      7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: [ILLEGIBLE]. Tenant Improvement Addendum (excluding the Fire Safety System, ADA, Seismic and Environmental paragraphs which shall remain a part of this Sublease) Guaranty of Sublease, Rent Adjustment Addendum [ILLEGIBLE].

      7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "SUBLESSEE'S ASSUMED OBLIGATIONS". The obligations that sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "SUBLESSOR'S REMAINING OBLIGATIONS".

      7.6 Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

      7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

      7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any Party to the Master Lease.

8. ASSIGNMENT OF SUBLEASE AND DEFAULT.

      8.1 Sublessor hereby assigns and transfers to Master Lessor Sublessor's interest in this Sublease, subject however to the provisions of Paragraph 8.2 hereof.

      8.2 Master Lessor, by executing this document, agrees that until a Default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall Default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. In the event, however, that the amount collected by Master Lessor exceeds Sublessor's obligations any such excess shall be refunded to Sublessor. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

      8.3 Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.

      8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

9. CONSENT OF MASTER LESSOR.

      9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within 10 days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

      9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then neither this Sublease, nor the Master Lessor's consent, shall be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving their consent to this Sublease.

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      9.3 In the event that Master Lessor does give such consent then:

            (a) Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

            (b) The acceptance of Rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

            (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

            (d) In the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

            (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

            (f) In the event that Sublessor shall Default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master Lessor be liable for any other Defaults of the Sublessor under the Sublease.

            (g) Unless directly contradicted by other provisions of this Sublease, the consent of Master Lessor to this Sublease shall not constitute an agreement to allow Sublessee to exercise any options which may have been granted to Sublessor in the Master Lease.

      9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

      9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

      9.6 In the event that Sublessor Defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any Default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such Default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

10. ADDITIONAL BROKERS COMMISSIONS.

      10.1 Sublessor agrees that if Sublessee exercises any option or right of first refusal as granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, then Sublessor shall pay to Broker a fee in accordance with the schedule of Broker in effect at the time of the execution of this Sublease. Notwithstanding the foregoing, Sublessor's obligation under this Paragraph is limited to a transaction in which Sublessor is acting as a Sublessor, lessor or seller.

      10.2 Master Lessor agrees that if Sublessee shall exercise any option or right of first refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto, either to extend or renew the Master Lease, to purchase the Premises or any part thereof, or to lease or purchase adjacent property which Master Lessor may own or in which Master Lessor has an interest, or if Broker is the procuring cause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises, any part thereof, or any adjacent property which Master Lessor owns or in which it has an interest, then as to any of said transactions, Master Lessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of the execution of this Sublease.

      10.3 Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, upon the execution of any new lease, or, in the event of a purchase, at the close of escrow.

      10.4 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 10. Broker shall be deemed to be a third-party beneficiary of this paragraph 10.

11. REPRESENTATIONS AND INDEMNITIES OF BROKER RELATIONSHIPS. The Parties each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Sublease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Sublessee and Sublessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

12. ATTORNEY'S FEES. If any Party or Broker brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Sublessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or

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resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation).

13. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Sublease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Sublessor and Sublessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other party to this Sublease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Sublessor or Sublessee under this Sublease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Sublease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

14. Prior to the Commencement Date of the Sublease, Sublessor and Sublessee shall conduct a walk through of the Premises Sublessor and Sublessee shall document the condition of the Premises through video tape, photographs and a written report. Sublessee shall not be responsible to repair, cure, fix or otherwise pay for any delayed/deferred maintenance, damage or other condition that exists at the Premises prior to the Commencement Date and is identified on the video tape, photographs and written reports or that are identified as set forth in 2.2 and 2.3 above. Sublessee shall be responsible to maintain the Premises pursuant to the terms of the Master Lease attached hereto and pay for the cost to repair, cure and/or fix all damage or other conditions that are created by Sublessee at the Premises at anytime during the Sublease term.

15. Sublessor, at Sublessor's sole cost and expense, shall deliver the Premises to Sublessee with the plumbing, sprayers, mechanical, lighting, loading doors, all electrical, HVAC, electric gate [ILLEGIBLE] pump and all other building operating systems and components in good working order, condition and state of repair on the Commencement Date. Other than as previously stated, Sublessee accepts the Premises in their existing "AS IS" condition. The roof shall be in water tight condition.

16. Sublessor, at Sublessor's sole cost and expense shall remove the metal building in south portion of the yard area at any time that is mutually agreeable to Sublessor and Sublessee. Sublessee shall allow Sublessor access to the yard area at said agreed upon time to remove said building.

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AIR COMMERCIAL REAL ESTATE ASSOCIATION OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS SUBLEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE.

WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED

Executed at: ____________________________  Executed at: SAVANNAH, GA.
On: _____________________________________  On: 3/15/05

By Sublessor:                              By Sublessee:
FMI Int'l (West) LLC, a Delaware limited   American Port Services, Inc.,
liability company                          a Georgia corporation

By:                                        By: /s/ [ILLEGIBLE]
    ------------------------------------      ----------------------------------
Name Printed: Neil Devine                  Name Printed: George [ILLEGIBLE]
Title: Chief Financial Officer             Title: President

By:_____________________________________   By:__________________________________
Name Printed: Greg DeSaye                  Name Printed:________________________
Title: Chief Executive Officer             Title:_______________________________
Address: 800 Federal Boulevard             Address: 198 Gulfstream Road
Carteret, New Jersey 07008                 Savannah, GA 31408
Telephone:(732) 750-9000                   Telephone:(912) 966-2198

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Facsimile:(732) 750-4338                 Facsimile:(912) 966-2791
Federal ID No. _________________________ Federal ID No. ________________________

BROKER:                                  BROKER:

Los Angeles Real Estate Management, Inc. CB Richard Ellis
________________________________________ _______________________________________

Attn: Ed Whittemore                      Attn: Jeff Morgan
Title: Executive Vice President          Title: Senior Vice President
Address: 160 E. Selandia Lane            Address: 990 W. 190th Street
Carson, CA 90746                         Torrance, CA 90502
Telephone: (310) 719-1585                Telephone: (310) 616-2300
Facsimile: (310) 719-7272                Facsimile: (310) 616-2310
Federal ID No. _________________________ Federal ID No. ________________________

Consent to the above Sublease is hereby given.

Executed at: ___________________________ Executed at: __________________________
On: ____________________________________ On: ___________________________________

BY MASTER LESSOR:                        BY GUARANTOR(S):
AMB Property, L. P. a Delaware limited   By: ___________________________________
liability partnership                    Name Printed: _________________________
                                         Address: ______________________________
By: AMB Property Corporation, a          _______________________________________
    Maryland Corporation
Name Printed: __________________________
Title: _________________________________ By: ___________________________________
                                         Name Printed: _________________________
                                         Address: ______________________________
By: ____________________________________ _______________________________________
Name Printed: __________________________
Title: _________________________________
Address: Pier 1, Bay 1
         San Francisco, CA 94111
Telephone: (___) _______________________
Facsimile: (___) _______________________
Federal ID No. _________________________

NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AIR COMMERCIAL REAL ESTATE ASSOCIATION, 700 So. Flower St., Suite 600, Los Angeles, CA 90017.(213)687-8777.

(c)Copyright 1997 By AIR Commercial Real Estate Association. All rights reserved. No part of these works may be reproduced in any form without permission in writing.

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